SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X]      Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]      Definitive Information Statement

                           ICHANCE INTERNATIONAL, INC.
                           ---------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                           ICHANCE INTERNATIONAL, INC.
                        14354 N. Frank Lloyd Wright Blvd.
                        ---------------------------------
                                     Suite 4
                              Scottsdale, AZ, 33024
                              ---------------------

DEAR STOCKHOLDER:

         We are writing to advise you that IChance International, Inc. will exchange effect a 4-for-1 reverse split (leaving 2,840,000 shares of iChance's common stock issued and outstanding, post split) and subsequently issue 21,000,000 shares of Common Stock to Angelciti Entertainment, Inc. in exchange for 100% of AngelCiti's stock in its wholly owned subsidiary Worldwide Management , S.A, which represents an approximate 87.9% ownership interest in IChance by AngelCiti. A copy of the Share Exchange Agreement is attached as Exhibit A to this Information Statement. Our stockholders who have not consented to the transaction are entitled to exercise dissenter's rights pursuant to Nevada Revised Statutes 92A.300-92A.500, a copy of which is attached as Exhibit B.

         Our Board of Directors and certain of our stockholders owning approximately 51.7% of our outstanding common stock as of the record date of October 31, 2002 have approved the share exchange after carefully considering it and concluding that approving the Share Exchange Agreement was the best interest of our company and our stockholders. The Share Exchange Agreement will be effective , 2002 which is 20 days after the date this information statement is first mailed to our stockholders.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         No action is required by you, unless you want to exercise your dissenter's rights. The accompanying Information Statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. If you wish to dissent to the share exchange, information on how to exercise the dissenter's rights granted to you under Nevada law is contained in this Information Statement. This information statement is first mailed to you on or about November , 2002.

         Please feel free to call us at (480) 477-6404 should you have any questions on the enclosed information statement. We thank you for your continued interest in the IChance International.

                                               For the Board of Directors
                                               of ICHANCE INTERNATIONAL, INC.


                                               /s/ GEORGE GUTTIEREZ
                                               George Guttierez, CEO

                           ICHANCE INTERNATIONAL, INC.
                        14354 N. Frank Lloyd Wright Blvd.
                                     Suite 4
                              Scottsdale, AZ, 33024

                              INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being furnished to the stockholders of IChance International, Inc. in connection with the execution of the Share Exchange Agreement between AngelCiti, Worldwide Management, S.A., and iChance International, Inc. This Information Statement has been prepared by our management.

         "We," "us," "our," "IChance" and the "Company" refer to IChance International, inc., a Nevada corporation. "Worldwide or "Worldwide Management" refers to Worldwide Management, S.A., a Costa Rican company. "AngelCiti" refers to AngelCiti Entertainment, Inc. , a Nevada corporation. The Share Exchange Agreement is sometimes referred to as the "Exchange Agreement" and the transaction contemplated thereby is sometimes referred to as the "Exchange."

                               SUMMARY TERM SHEET

         Under the terms of the Exchange Agreement, AngelCiti will exchange all of its common stock in Worldwide Management, its wholly owned subsidiary, for 21,000,000 shares of our common stock of iChance. After the effect of a 4-for-1 reverse split by us there will be 2,840,000 shares issued and outstanding and AngelCiti will have approximately 87.9% of the issued and outstanding stock in our Company. Worldwide Management is a Costa Rica company that licenses online gaming software and operates online gaming websites. AngelCiti is a non-trading company that is publicly reporting with the Securities and Exchange Commission. A copy of the Share Exchange Agreement is attached hereto as Exhibit A. On November 12, 2002 the current officers and directors of iChance resigned and new officers and directors selected by AngelCiti were appointed. These individuals are not members of AngelCiti's management.

                                     GENERAL

         On October 30, 2002 our Board of Directors approved the Exchange Agreement and recommended its approval by our stockholders. Pursuant to Section
78.565 of the Nevada Revised Statutes, the Exchange is required to be approved by a majority of our stockholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Exchange. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our common stock. The elimination of the need for a special meeting of stockholders to approve the Exchange is made possible by Section 78.320 of the Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The record date established by us for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Exchange was October 30, 2002 (the "Record Date").

         On November 5, 2002 the Board of Directors of the Company, and the stockholders owning approximately 51.7% (G Polyhronopoulos 4,450,000,L Richardson 750,000, S Antol 675,000) of the outstanding common stock of the Company as of the record date of October 31, 2002 (the "Record Date"), carefully considered the proposed Share Exchange Agreement and concluded that approving the Share Exchange Agreement was is the best interest of the Company and its stockholders. The Share Exchange Agreement will be effective 20 days after the date this Information Statement is first mailed to our stockholders.

         The date on which this Information Statement was first sent to stockholders is on or about November __, 2002. Pursuant to Nevada Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our stockholders of record on the Record Date, no additional action will be undertaken pursuant to such written consent. Stockholders of record on the Record Date who did not consent to the Exchange are entitled to dissenter's rights under Nevada law. These rights, and the mechanism to exercise them, are discussed in this Information Statement under "Exchange of Shares of Worldwide Management, SA for shares of iChance International, Inc. - Dissenter's Rights" on page 9 of this Information Statement.

         The entire cost of furnishing this Information Statement will be borne by AngelCiti. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Our Business

         IChance is a gaming software company that currently has the North American licensing rights to the use of software designed by Software Ventures, Inc. ("SVI"). SVI is currently a principal stockholder of IChance. In connection with the Exchange Agreement and as further inducement for AngelCiti to enter into the Exchange Agreement with the Company, SVI has agreed to enter into a Software Licensing Agreement with Worldwide Management, and to expand the license to include global licensing rights to the SVI software, at rates materially below those available currently on the open market.

Contact Information

         Our principal executive offices are located at 14354 N. Frank Lloyd Wright Blvd., Suite 4, Scottsdale, AZ 85260. Our telephone number is (480) 477-6404

                       OUTSTANDING VOTING STOCK OF ICHANCE

         As of the Record Date, there were 11,360,000 shares of our common stock outstanding, which constitutes the sole class of our voting securities. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. The following table sets forth common stock ownership information as of the Record Date with respect to:

         * each person known to us to be the beneficial owner of more than 5% of our common stock;

         *        each of our directors; and

         *        all of our directors and executive officers as a group.

         A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from Record Date, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our voting securities beneficially owned by them.

Name of                                     Shares Beneficially Owned
Beneficial Owner                            Number            Percent

Georgios Poulos(1)                          4,450,000            39%

Software Ventures, Inc.(2)                  1,749,872           15.5%

Larry Richardson(3)                           750,000           6.6%

All officers and directors
as a group (one person)                     4,450,000            39%


(1) Mr. Georgios Polyhronopoulos is president of the Company and his business address is 14354 N. Frank Lloyd Wright Blvd., Suite 4, Scottsdale, AZ 85260.

(2) Software Ventures, Inc. is a stockholder of the Company and its business address is 1220 Rosencrans Street #450, San Diego, CA 92106.

(3) Larry Richardson is a stockholder of the Company and his business address is 1657 Bosque Vista Loop, Los Lunas, NM 87031.

                 EXCHANGE OF SHARES OF WORLDWIDE MANAGEMENT, SA
                    FOR SHARES OF ICHANCE INTERNATIONAL, INC.

         On October 30, 2002, our Board of Directors voted unanimously to approve and recommend that our stockholders approve the Exchange pursuant to which we would effect a 4-for-1 reverse split of our common stock and 21,000,000 shares of our common stock would be issued to AngelCiti in exchange for 100% of the shares of common stock held by AngelCiti in Worldwide Management, its wholly owned subsidiary. AngelCiti's ownership interest in IChance will represent approximatley 87.9% of IChance after the Exchange and the effect of a 4-for-1 reverse split by IChance. AngelCiti intends to retain the shares of common stock of IChance as an asset of AngelCiti and does not have any present intentions to distribute those shares as a dividend to its stockholders.

Description of the Business of IChance

         IChance is a gaming software company that currently has the North American licensing rights to the use of software designed by Software Ventures, Inc. ("SVI"). SVI is currently a principal stockholder of IChance. In connection with the Exchange Agreement and as further inducement for us to enter into the Exchange Agreement, SVI has agreed to enter into a Software Licensing Agreement with Worldwide Management, and to expand the license to include global licensing rights to the SVI software, at rates materially below those available currently on the open market.

Management of IChance

         The current directors and executive officers of IChance are set forth below:

         Name                       Age        Position

         George Guttierez           39         President and Director
         Dean Ward                  40         Treasurer, Secretary and Director

         Mr. Guttierez has served as president of Commercial LT Baroda, SA
(CLTB) since April of 1998. CLTB is a data processing company in the gaming industry, providing call center set-up, 24-hour customer service, and general operations management. Mr. Guttierez is responsible for general operations of CLTB as its senior executive officer. Mr. Guttierez has served as the CEO of Kailuamana SA, a company, which provides investment banking services to Latin clientele, since November 1999. Kaliuamana, SA is a principal shareholder of AngelCiti and consented to the Exchange Agreement.

         Mr. Ward has served as the treasurer of Commercial LT Baroda, SA (CLTB) since April of 1998. CLTB is a data processing company in the gaming industry, providing call center set-up, 24-hour customer service, and general operations management. Mr. Ward handles the day-to-day money management and accounting functions for CLTB. Since January of 2001 he has also served as President and is a shareholder of Capital Holdings Group Worldwide Limited, an investment group, handling its day-to-day operations. Capital Holdings Group Worldwide Limited is a stockholder of AngelCiti and was one of the stockholders which consented to the Exchange Agreement.

Terms of the Exchange

         Under the terms of the Exchange Agreement, on the closing date, and after we have effected a 4-for-1 reverse split of our common stock, we will issue 21,000,000 shares of our Common Stock in exchange for 100% of the issued and outstanding Common Stock of Worldwide Management, AngelCiti's wholly owned subsidiary. Prior to the closing, there are 11,360,000 shares of IChance's Common Stock and after the effect of a 4-for-1 reverse split there will be 2,840,000 shares of IChance's common stock issued and outstanding. After the Exchange, and giving effect to the 4-for-1 reverse split, the shares AngelCiti receives in the Exchange will represent approximately 87.9% of the Company's then issued and outstanding Common Stock.

         Each party to the Exchange pays their own expenses in the proposed transaction , except the cost for this Information Statement will be borne by AngelCiti. The Exchange is designed to be a tax-free transaction under the Internal Revenue Code of 1987, as amended. The 21,000,000 shares issued to AngelCiti will be "restricted securities" as that term is defined in the Securities Act of 1933, as amended. We have not granted registration rights for the shares being issued to AngelCiti. As such, AngelCiti's ability to resell the shares in the market is limited by its compliance with Rule 144 adopted under the Securities Act of 1933. In general, Rule 144 permits a stockholder who has owned restricted shares for at least one year to sell without registration, within a three month period, up to one percent of our then outstanding common stock. AngelCiti has expressed that it has no intention of dividending those shares to its shareholders and that it plans on holding the shares for investment purposes.

         The Exchange Agreement provides for the satisfaction of certain conditions precedent prior to the closing of the Exchange, including:

         * all of IChance's current officers and directors have resigned on November 12, 2002 and new officers and directors of AngelCiti's choosing were appointed. Please see "Management of IChance" above for a discussion of the individuals that have been designated to serve as IChance's officers and directors;

         * each party shall have received such consents and approvals from third parties as are necessary. This Information Statement describes elsewhere herein the consent of our board of directors and a majority of our stockholders to the Exchange. Other than this consent, we do not require the approval of any third party to consummate the Exchange. AngelCiti requires the approval of its Board of Directors and a majority of its stockholders to consummate the Exchange. Its Board of Directors has already approved the Exchange Agreement and we believe it will receive the approval of the holders of a majority of its issued and outstanding voting securities on or about November , 2002; and

         * We will have effected a 4-for-1 reverse split of our common stock.

         The Exchange Agreement can be terminated prior to its closing by the mutual consent of the parties, in the event of a material breach by one party, or if the transaction has not closed on or before February 7, 2003. The Exchange Agreement also contains certain additional provisions, which are customary in similar agreements. The foregoing summary is not meant to be an exhaustive description of the terms and conditions of the Exchange Agreement. Each of our stockholders is encouraged to read the agreement, which is attached as Exhibit A to this Information Statement.

         The Board believes the Exchange is desirable for several reasons. First, the Company currently has rights to gaming software and, as part of the Transaction, Worldwide Management will obtain certain rights to the use of the gaming software rights held by the Company. This will materially reduce the costs of operations for Worldwide Management and the additional software will provide extra marketing opportunities as players have a greater variety of games to choose from. Second, the Company is a publicly reporting company that is traded on the Over the Counter Bulletin Board market, and has the capacity to access funds for the ongoing growth of Worldwide Management's current operations. Third, the Company's status as a publicly traded company will provide Worldwide Management with greater opportunity to attract and retain management and employees, enabling Worldwide Management to offer equity participation, stock options and other employee benefits. This should help Worldwide Management to grow more rapidly.

         The Exchange will effect all of our stockholders uniformly. The Exchange will not affect any stockholder's percentage ownership interests in us or such stockholder's proportionate voting power, except to the extent that shareholders are equally affected by the 4-for-1 reverse split and equally diluted by the 21,000,000 shares issued to AngelCiti in connection with the Exchange. Although AngelCiti will be a principal stockholder of IChance following the Exchange, it will not directly control its management nor be involved in its ongoing day-to-day operations.

Past Contacts, Transaction or Negotiations

         We were introduced to the principals of AngelCiti by a third party broker. Until that introduction, neither we nor our affiliates have had any prior contact, nor have we been a party to any transaction involving AngelCiti or any of its affiliates. We are not aware of any existing or potential conflicts of interest involving our company or our affiliates with respect to the Exchange.

Dissenters' Rights

         Any stockholder who wishes to dissent from the Exchange is entitled to the rights and remedies of dissenting stockholders as provided in Section 92A.380 of the Nevada Revised Statutes, subject to compliance with the procedures set forth in such chapter. A copy of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes is attached as Exhibit B to this Information Statement.

         A dissenting stockholder may not challenge the corporate action creating his entitlement to dissenter's rights, unless the corporate action is unlawful or fraudulent.

         In order for a stockholder to exercise his or her dissenter's rights, a notice of dissenter's rights must be sent no later than 10 days after the effectuation of the corporate action creating the dissenter's rights. This Information Statement constitutes such notice. A dissenting stockholder must demand payment by completing and executing a "Demand for Payment," a form which is attached hereto as Exhibit C, and returning all share certificates to us at the following address:

                           IChance International, Inc.
                           Attention: George Guttierez
                        14354 N. FRANK LLOYD WRIGHT BLVD.
                                     SUITE 4
                              SCOTTSDALE, AZ 85260
                                  480-477-6404

         All demands for payment must be received within 30 days from the date of this Information Statement. Any stockholder who fails to demand payment or deposit his or her certificates where required by such date forfeits his or her right to dissent to the Exchange and receive payment for his or her shares.

         We must pay the dissenter within 30 days after receipt of a demand for payment the amount we estimate to be the fair value of the shares plus accrued interest. We must include with the payment a copy of our balance sheet as of the end of a fiscal year ending not more than 16 months before the payment date, an income statement for that year, a statement of changes in stockholders equity for that year, and the latest available interim financial statements. We must also provide a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of dissenter's rights to demand payment and a copy of the Nevada Revised Statute Sections 92A.300 through 92A.500, inclusive.

Selected Consolidated Financial Data

            IChance International, Inc. AngelCiti Entertainment, Inc.
                         and Worldwide Management, Inc.
                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)



                                Table of Contents



                                                                        Page No.
                                                                        --------

Introductory Information                                                 11

Pro Forma Consolidated Balance Sheet at September 30, 2002               12

Pro Forma Consolidated Statements of Operations for the Nine Months
  Ended September 30, 2002 and the Year Ended December 31, 2001          13 - 14

Notes to Pro Forma Consolidated Financial Statements                     15

            IChance International, Inc. AngelCiti Entertainment, Inc.
                         and Worldwide Management, Inc.
                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)

The following pro forma consolidated balance sheet at September 30, 2002 and statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001, give effect to the acquisition of approximately
87.9 % of iChance International, Inc.'s (iChance") common stock by AngelCiti Entertainment, Inc. ("the Company") in exchange for one hundred percent of the outstanding common stock of the Company's wholly-owned subsidiary, Worldwide Management, S.A. ("WorldWide") as if the transaction occurred on September 30, 2002 for balance sheet purposes and on January 1, 2001 for purpose of the statements of operations. The pro forma information is based on the historical financial statements of the Company and its consolidated subsidiary WorldWide, and iChance and has been treated as a capital transaction and as a recapitalization of the Company based upon the assumptions and adjustments in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated financial statements have been prepared by the management of the Company based on the financial statements of the Company, iChance and Worldwide. These pro forma financial statements may not be indicative of the results that actually would have occurred if the consolidation had been in effect on the dates indicated, or which may be obtained in the future. The pro forma consolidated financial statements should be read in connection with the audited consolidated financial statements and notes of the Company for the year ended December 31, 2001 and the audited, consolidated financial statements and notes of IChance for the year ended December 31, 2001.

                 AngelCiti Entertainment, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 2001
                                   (Unaudited)

                                   Historical

                                                Angelciti            iChance           Worldwide       Pro Forma
                                           Entertainment, Inc. International, Inc.  Management, S.A.  Adjustments     Pro Forma
                                          -----------------------------------------------------------------------------------------
 Revenue, net                                       0               1,177,662              0                          1,177,662

 Operating Expenses

   Selling, General and Administrative              0               1,002,803              0                          1,002,803
   Depreciation and Amortization                    0                 21,521               0                            21,521
   Salaries and Wages                               0                559,399               0                           559,399
   Consulting Fees                                  0                 6,757                0                            6,757
   Software development costs                       0                922,075               0                           922,075
   Travel and Entertainment                         0                432,757               0                           432,757

 Total Operating Expenses                           0               2,945,312              0                          2,945,312
                                          -----------------------------------------------------------------------------------------

 Loss from Operations                               0              (1,767,650)             0                         (1,767,650)

 Other (income) expense

 Interest Income                                    0                 12,407               0                            12,407
 Interest expense                                   0                (7,500)               0                           (7,500)
 Other expense                                      0                   0                  0                              0
 Loss on impairment of investment                   0                (50,000)              0                           (50,000)
 Loss on sales of available for sale
 securities                                         0                   0                  0                              0

 Total other Income                                 0                (45,093)              0                           (45,093)
                                          -----------------------------------------------------------------------------------------

 Net Loss from Continuing Operations      $         0             $(1,812,743)                                      $(1,812,743)
                                                                                                                    ===========

 Net Loss from Continuing Operations per
 Common Share - Basic and Diluted         $         0             $     (0.23)                                      $     (0.03)
                                          ===========             ===========                                       ===========


 Weighted Average Shares -                 56,766,166               7,762,510                                         56,766,166
   Basic and Diluted                       ==========              ==========                                        ===========


                 AngelCiti Entertainment, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                               September 30, 2002
                                   (Unaudited)

                                   Historical

                                                     Angelciti         iChance             Worldwide       Pro Forma     Pro Forma
                                                Entertainment, Inc. International, Inc. Management, S.A.  Adjustments   Consolidated
                                                ------------------------------------------------------------------------------------
 Current Assets

   Cash                                              $    (2,559)    $        96       $     8,122                     $     5,659
   Accounts receivable, net                              128,399              --            28,702       (139,231)(1)       17,870
   Investments                                                28              --                --                              28

 Total Current Assets                                    125,868              96            36,824                          23,557
                                                     -----------     -----------       -----------                     -----------

 Equipment, net                                           21,672

 Other Assets

   Investment in Worldwide Capital Holdings               10,000              --                --        (10,000)(2)           --
   Software License, net                                      --              --            37,533                          37,533
   Other                                                   2,000              --                --                           2,000
   Investment in non-marketable security,net                  --             250                --                             250
   Intangible assets, net                                     --           1,458                --                           1,458

   Total other assets                                     12,000           1,708            37,533                          41,241
                                                     ===========     ===========       ===========                     ===========

                                                     -----------     -----------       -----------                     -----------
 Total Assets                                        $   159,541     $     1,804       $    74,357                     $    86,470
                                                     ===========     ===========       ===========                     ===========



 Current Liabilities

   Accounts Payable                                  $    25,025     $     1,585       $   286,654        139,231 (1)  $   174,033
   Accounts Payable - related party                           --           1,220                --                           1,220
   Accrued Interest Payable - related party                6,076              --                --                           6,076
   Accrued Royalty Payable                                    --              --            28,233                          28,233
   Customer Deposits                                          --              --            50,168                          50,168
   Convertible note payable - related party              146,000              --                --                         146,000
                                                     -----------     -----------       -----------                     -----------


 Total Current Liabilities                               177,101           2,805           365,055                         405,730
                                                     -----------     -----------       -----------                     -----------


 Minority Interest                                            --              --                --             --

 Stockholders' Deficiency

   Common Stock                                          245,663          11,360            10,000         10,000 (2)      245,663
                                                                                                           11,360 (3)

   Additional Paid-in Capital                          2,617,029       1,849,152           313,500      1,850,153 (3)    2,929,528

   Accumulated Deficit                                (2,555,254)     (1,861,513)         (316,698)    (1,861,513)(3)   (2,871,952)

   Deferred Consulting Fees                             (325,000)             --          (297,500)                       (622,500)


 Total Stockholder's Deficiency                          (17,561)         (1,001)         (290,698)                       (319,260)
                                                     -----------     -----------       -----------                     -----------


                                                     -----------     -----------       -----------                     -----------
 Total Liabilities and Stockholders' Deficiency      $   159,540     $     1,804       $    74,357                    $    86,470
                                                     ===========     ===========       ===========                     ===========

      Selected Proforma Consolidated Financial Information


          AngelCiti Entertainment, Inc. and Subsidiaries

                                                               December 31, 2001                   September 30, 2002
                                                            ------------------------            -------------------------
Book value per share - historical                                    0.00                                (0.01)
Book value per share - pro forma                                      n/a               (1)              (0.01)

Cash dividends per share - historical                                0.00                                 0.00
Cash dividends per share - pro forma                                  n/a               (1)               0.00

Loss per share from continuing operations - historical               0.00                                (0.06)
Loss per share from continuing operations - pro forma               (0.03)                               (0.06)

                    iChance International, Inc.

                                                               December 31, 2001                   September 30, 2002
                                                            ------------------------            -------------------------

Book value per share - historical                                   (0.06)                               (0.00)
Book value per share - pro forma                                      n/a               (1)              (0.01)

Cash dividends per share - historical                                0.00                                 0.00
Cash dividends per share - pro forma                                  n/a               (1)               0.00

Loss per share from continuing operations - historical              (0.23)                                0.00
Loss per share from continuing operations - pro forma               (0.03)                               (0.06)

(1) pro forma balance sheet at December 31, 2001 not required as prescribed by Rule 11-02 (c) of Regulation S-X

                 AngelCiti Entertainment, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 2002
                                   (Unaudited)

                                   Historical

                                                     Angelciti             Ichance             Worldwide    Pro Forma    Pro Forma
                                                  Entertainment, Inc.  International, Inc. Capital Holdings Adjustments Consolidated
                                                  ---------------------------------------------------------------------------------
Revenue, net                                        $         --       $         --       $    117,393              $    117,393

Operating Expenses

  Depreciation and Amortization                            6,328                292             52,497                    59,117
  Bad Debts                                               25,219                 --             75,140                   100,359
  Consulting Fees                                        397,458                 --                 --                   397,458
  Investor Relations                                     375,000                 --                 --                   375,000
  Loss on stock rescission                                70,257                 --                 --                    70,257
  Website Maintenance                                    225,000                 --                 --                   225,000
  General and Administrative                             127,164              2,709            332,210                   462,083

Total Operating Expenses                               1,226,426              3,001            459,847                 1,689,274
                                                    ------------       ------------       ------------              ------------

Loss from Continuing Operations                       (1,226,426)            (3,001)          (342,454)               (1,571,881)

Other (income) expense

Interest Income                                           55,783                 --                 --                    55,783
Income - other                                            11,313                 --              2,518                    13,831
Interest expense                                          (2,193)                --                 --                    (2,193)
Other expense                                                 --                 --             (2,032)                   (2,032)
Loss on impairment of available for sale securities     (102,000)                --                 --                  (102,000)
Loss on sales of available for sale securities           (26,649)                --                 --                   (26,649)

Total other Income                                       (63,746)                --                486                   (63,260)
                                                    ------------       ------------       ------------              ------------


                                                    ------------       ------------       ------------              ------------
Net Loss from Continuing Operations                 $ (1,290,171)      $     (3,001)      $   (341,968)             $ (1,635,140)
                                                    ============       ============       ============              ============


Net Loss from Continuing Operations per Common      $      (0.05)      $      (0.00)      $      (0.01)             $      (0.06)
  Share - Basic and Diluted                         ============       ============       ============              ============


Weighted Average Shares -                             26,884,938         12,349,011         26,884,938                26,884,938
  Basic and Diluted                                 ============       ============       ============              ============

            IChance International, Inc. AngelCiti Entertainment, Inc.
                         and Worldwide Management, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                                   (Unaudited)

In November 2002, the Company entered into an Exchange Agreement ("Agreement"). Under the terms of the Agreement, the Company will exchange its 100% ownership interest in its wholly-owned subsidiary, Worldwide, for 21,000,000 shares of IChance common stock, accounting for approximately 87.9% of IChance after the exchange and after IChance effects a four for one reverse stock split of its common stock. IChance stockholders will hold 2,840,000 shares of IChance after the transaction. For accounting purposes, the acquisition has been treated as a capital transaction and as a recapitalization of the Company. Pursuant to the recapitalization, the equity accounts of the Company, IChance and Worldwide are restated accordingly. The operations include the historical operations of the Company and Worldwide, and the operations of IChance from the assumed pro forma transaction date of January 1, 2001. At September 30, 2002 no shares of common stock of the Company were issued in connection with this acquisition.

The following is a discussion of the pro forma adjustments as reflected on the Pro Forma Consolidated Balance Sheet:

(1) Eliminate intercompany accounts receivable and accounts payable of $139,231 between the Company and Worldwide.

(2) Eliminate the intercompany investment of $10,000 between the Company and Worldwide.

(3) The following represents the recapitalization of the Company with IChance.

The following significant assumptions were used for the pro forma consolidated financial statements as a result of the recapitalization:

1. For the year ended December 31, 2001, all of the Company's operations totaling $382,249 were determined to be part of discontinued operations. On January 14, 2002, the Company formally adopted a resolution to discontinue all Film Festival and historical operations as it began to pursue an on-line gaming casino. For financial reporting purposes, the Company had elected to use an effective date of January 1, 2002 for this transaction. All fiscal year 2001 consolidated financial statements have been presented as discontinued operations. There is no gain or loss on disposal of discontinued operations due to the measurement date and disposal date occurring on January 1, 2002, and the loss on the sale of assets were treated as a related party transaction. Accordingly, the pro forma consolidated statement of operations for the year ended December 31, 2001 does not include discontinued operations of the Company.

2. All loss per share computations were based on the weighted average shares of the Company which, based on the recapitalization, has not changed from the historical quantity.

3. For the year ended December 31, 2001, IChance reported a change in accounting estimate of $390,921. This amount is excluded from all computations of net loss from continuing operations and net loss from continuing operations per common share.

                     ANNUAL REPORTS AND WHERE YOU CAN OBTAIN
                             ADDITIONAL INFORMATION

         Both AngelCiti and IChance are required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission. You may read and copy any document AngelCiti or IChance filed at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of AngelCiti's and IChance 's SEC filings are also available to the public from the SEC's web site at www.sec.gov.

Our Annual Report on Form 10-KSB for the year ended December 31, 2001 will also be made available (without exhibits), free of charge, to interested stockholders upon written or oral request to IChance International, Inc., at 14354 N. Frank Lloyd Wright Blvd., Suite 4, Scottsdale, AZ 85260 or call 480-477-6404.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         The stockholders intending to present a proposal to be included in our next annual meeting of stockholders for 2003 must deliver the proposal in writing to our executive offices no later than December 31, 2002.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ GEORGE GUTTIEREZ
                                             George Guttierez, President
                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                                BALANCE SHEETS


BALANCE SHEETS

                                    ASSETS
                                    ------

                                                    September 30,December 31,
                                                        2002         2001
                                                    ------------ ------------
                                                     (Unaudited)
CURRENT ASSETS

  Cash                                              $         96 $     65,084
  Accounts receivable                                          -    1,303,444
  Prepaid expenses                                             -       34,122
                                                    ------------ ------------
    Total Current Assets                                      96    1,402,650
                                                    ------------ ------------
PROPERTY AND EQUIPMENT, NET                                    -       20,992
                                                    ------------ ------------

OTHER ASSETS

  Software license                                             -       17,500
  Investment in non-marketable security, net                 250            -
  Intangible assets, net                                   1,458       10,780
                                                    ------------ ------------
   Total Other Assets                                      1,708       28,280
                                                    ------------ ------------

   TOTAL ASSETS                                     $      1,804 $  1,451,922
                                                    ============ ============



The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                          BALANCE SHEETS (Continued)


BALANCE SHEETS (Continued)


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                ----------------------------------------------

                                                    September 30,December 31,
                                                        2002         2001
                                                    ------------ ------------
                                                     (Unaudited)
CURRENT LIABILITIES

  Accounts payable                                  $      1,585 $    663,222
  Client payouts payable                                       -    1,364,429
  Related party payables                                   1,220      192,793
  Accrued expenses                                             -       12,258
                                                    ------------ ------------
   Total Current Liabilities                               2,805    2,232,702
                                                    ------------ ------------

LONG-TERM LIABILITIES

  Notes payable                                                -       90,000
                                                    ------------ ------------
   Total Long-Term Liabilities                                 -       90,000
                                                    ------------ ------------

   Total Liabilities                                           -    2,322,702
                                                    ------------ ------------


STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock: 25,000,000 shares authorized of
   $0.001 par value, 11,360,000 and 14,360,000
   shares issued and outstanding, respectively            11,360       14,360
  Additional paid-in capital                           1,849,152      729,003
  Deficit accumulated prior to the development stage  (1,858,512)  (1,614,143)
  Deficit accumulated during the development stage        (3,001)           -
                                                    ------------ ------------
   Total Stockholders' Equity (Deficit)                   (1,001)    (870,780)
                                                    ------------ ------------

   TOTAL LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT)                                $      1,804 $  1,451,922
                                                    ============ ============



The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                           Statements of Operations
                                  (Unaudited)


STATEMENTS OF OPERATIONS (Unaudited)


                                                                   From
                                                               Inception of
                                                                Development
                                                                 Stage on
                            For the              For the         March 31,
                       Three Month Ended    Nine Months Ended      2002
                          September 30,       September 30,       Through
                       ------------------  -------------------  September 30,
                         2002      2001      2002       2001        2002
                       --------- --------  --------- ---------  -------------

REVENUES               $       - $      -  $       - $       -  $           -
                       --------- --------  --------- ---------  -------------

EXPENSES
  Depreciation and
    amortization             292        -        292         -            292
  General and
    administrative         2,709        -      2,709         -          2,709
                       --------- --------  --------- ---------  -------------
   Total Expenses          3,001        -      3,001         -          3,001
                       --------- --------  --------- ---------  -------------

LOSS FROM CONTINUING
 OPERATIONS              (3,001)        -     (3,001)        -         (3,001)
                       --------- --------  --------- ---------  --------------

INCOME (LOSS) FROM
 DISCONTINUED OPERATIONS
 (Note 4)                      -  (329,760) (244,369) (207,918)             -
                       --------- --------  --------- ---------  -------------
NET INCOME (LOSS)      $ (3,001) $(329,760)$(247,370)$(207,918) $      (3,001)
                       ========= ========= ========= =========  ==============


BASIC LOSS PER COMMON
 SHARE

  Loss from continuing
   operations          $  (0.00) $ (0.00)  $  (0.00) $  (0.00)
  Loss from discontinued
   operations             (0.00)   (0.07)     (0.02)    (0.04)
                       --------- --------  --------- ---------

  Basic loss per share $  (0.00) $ (0.07)  $  (0.02) $  (0.04)
                       ========= ========  ========= =========
WEIGHTED AVERAGE
 NUMBER OF SHARES
 OUTSTANDING          11,360,000 4,999,856 12,349,011 5,539,180
                      ========== ========= ========== =========

The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                 Statements of Stockholders' Equity (Deficit)


STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)


                                                          Deficit      Deficit
                                                        Accumulated  Accumulated
                                             Additional  prior to the during the
                            Common Stock      Paid-in   Development  Development
                          Shares    Amount    Capital      Stage        Stage
                         --------- -------   --------   -----------  ----------
Balance, Dec 31, 2000    4,971,828 $ 4,972   $452,678   $   589,521  $        -

Common stock issued
  for cash                  28,172      28    630,391             -           -
Commissions paid on stock
 offerings                       -       -   (378,251)            -           -
Additional capital contributed   -       -     38,385             -           -
Recapitalization         9,360,000   9,360    (14,200)            -           -
Net loss for the year ended
 December 31, 2001               -       -          -    (2,203,664)          -
                         --------- -------   --------   -----------  ----------
Balance, Dec 31, 2001   14,360,000  14,360    729,003    (1,614,143)          -

Common stock cancelled
 per modification agreement
 with Software Ventures
 (See Note 4)(unaudited)(5,000,000) (5,000) 1,120,149             -           -

Common stock issued for
 intangible asset and investment
 in non-marketable security
 (unaudited)             2,000,000   2,000          -             -           -

Net loss for the nine months
 ended September 30, 2002
 (unaudited)                     -       -          -      (244,369)     (3,001)
                         --------- -------   --------   -----------  ----------

Balance, September 30, 2002
 (unaudited)            11,360,000 $11,360 $1,849,152   $(1,858,512)  $  (3,001)
                        ========== ======= ==========   ============  ==========


The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                           Statements of Cash Flows
                                  (Unaudited)


STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                      From
                                                                  Inception of
                                                                   Development
                                                                    Stage on
                                                 For the            March 31,
                                            Nine Months Ended     2002 Through
                                              September 30,       September 30,
                                           2002         2001          2002
                                       ------------ ------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                             $   (247,370)$    (207,918)$     (3,001)
  Adjustments to reconcile net loss to net cash
   used by operating activities:
   Depreciation and amortization              4,873        94,203          292
   Bad debt expense                               -       913,650            -
  Changes in assets and liabilities:
   (Increase) decrease in accounts
      receivable                            419,251    (1,174,581)           -
   Decrease in interest receivable                -        31,907            -
   (Increase) decrease in other assets       25,674       (14,502)           -
   Increase (decrease) in accounts payable
       and accrued expenses                (313,368)     (218,919)       1,585
   (Decrease) in deferred revenue                 -      (111,500)           -
                                       ------------ ------------- ------------

     Net Cash Used by Operating
        Activities                         (110,940)     (687,660)      (1,124)
                                       ------------ ------------- ------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Cash given up in modification agreement   (24,847)            -            -
  Purchase of fixed assets                   (3,421)      (10,873)           -
  Purchase of intangible assets                   -      (752,500)           -
                                       ------------ ------------- ------------

     Net Cash Used by Investing
        Activities                          (28,268)     (763,373)           -
                                       ------------ ------------- ------------

CASH FLOWS FROM FINANCING ACTIVITIES

  Decrease in notes receivable - related party    -       450,000            -
  Proceeds from notes payable                     -        90,000            -
  Proceeds from related party payable        74,220        18,693        1,220
  Common stock issued for cash                    -       630,419            -
  Commission paid on stock offerings              -      (378,251)           -
  Additional capital contributed                  -        38,385            -
  Deferred stock offering costs                   -       173,623            -
  Stock subscription deposit                      -      (289,229)           -
                                       ------------ ------------- ------------
   Net Cash Provided by Financing
     Activities                              74,220       733,640        1,220
                                       ------------ ------------- ------------

NET INCREASE (DECREASE) IN CASH             (64,988)     (717,393)          96

CASH AT BEGINNING OF PERIOD                  65,084       852,994            -
                                       ------------ ------------- ------------
CASH AT END OF PERIOD                  $         96 $     135,601 $         96
                                       ============ ============= ============


The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                     Statements of Cash Flows (Continued)
                                  (Unaudited)


STATEMENTS OF CASH FLOWS (UNAUDITED) (CONTINUED)

                                                                      From
                                                                  Inception of
                                                                   Development
                                                                    Stage on
                                                 For the            March 31,
                                            Nine Months Ended     2002 Through
                                              September 30,       September 30,
                                           2002         2001          2002
                                       ------------ ------------- ------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION

  Interest                             $          - $           - $          -
  Income taxes                         $          - $           - $          -

SUPPLEMENTAL DISCLOSURE OF
 NON-CASH INVESTING AND FINANCING
 ACTIVITIES

  Common stock issued for intangible
    asset and investment in
    non-marketable security            $      2,000 $           - $          -


  The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                   September 30, 2002 and December 31, 2001

NOTE 1 - BASIS OF FINANCIAL STATEMENT PRESENTATION

         The accompanying unaudited condensed financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepares in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim condensed financial statements include normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim condensed financial statements be read in conjunction with the Company's most recent audited financial statements and notes thereto included in its December 31, 2001 Annual Report on Form 10-KSB. Operating results for the three and nine months ended September 30, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002.

NOTE 2 - GOING CONCERN

         The  Company's financial  statements  are  prepared  using  accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses that have resulted in an accumulated deficit of $1,861,513 at September 30, 2002 which raises substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classifications of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. It is management's plans to offer technology licensing and managed services to the smaller land-based casinos in the State of Nevada. The websites will initially be on a not-for-wager basis and will form the nucleus of the interactive gaming sites once gaming issues have been worked out between the United States government and the State of Nevada. The activities of the Company shall be funded by the majority shareholder until such time as the Company completes a Private Placement Memorandum to accredited investors. However, there can be no assurance that the Company will be successful in its plans.

NOTE 3 - RELATED PARTY TRANSACTIONS

         During July and August 2002, the President loaned the Company the amount of $1,220 to pay the Company's expenses for the quarter. The loan is payable on demand, is unsecured, and interest will be imputed at 10% per annum. Also during the three months ended September 30, 2002, the Company paid the President of the Company a total of $1,090 in management fees.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                   September 30, 2002 and December 31, 2001



NOTE 4 - MODIFICATION AGREEMENT

         Effective March 31, 2002, the Company entered into a Modification Agreement ("Agreement") with Software Ventures, Inc. (Ventures) to modify and amend certain terms set forth in the Plan and Agreement of Reorganization ("Reorganization") between them on September 14, 2001. The Agreement amends the Reorganization to change it to an Asset Purchase Agreement and substantially all assets and liabilities of the Company and its subsidiaries have been returned to Ventures, and Ventures has returned the 5,000,000 shares of the Company's common stock that has been subsequently cancelled. The Agreement provides Ventures with 2,000,000 shares of the Company's common stock and the Company has received one copy of Venture's FutureBet casino gaming software and 250,000 shares of Venture's common stock. The Company's copy of the casino gaming software is without right, title, or interest in underlying source code and is solely for operators and licensors within the 50 United States for a period of three years.

         Also effective March 31, 2002, the Company's President, who was also the Director, Secretary, and Treasurer, resigned his positions with the Company. The Company has appointed a new president, who will also act as Director, Secretary, and Treasurer. The newly appointed president is the same individual that was the majority shareholder and officer of the Company prior to the Reorganization on September 14, 2001. The Company has accounted for the operations returned to Ventures as discontinued. At March 31, 2002, the Company and its subsidiaries had net liabilities in excess of assets of $1,115,150. At the time of the Agreement, Ventures and the Company were under common control and the previously issued 5,000,000 shares of common stock that were cancelled as part of the Agreement have been valued based on the net liabilities in excess of assets of $1,115,150. This amount has been credited against additional paid-in capital because of the common control that existed. The following is a summary of loss from discontinued operations resulting from the Agreement between Ventures and the Company for the three and nine months ended September 30, 2002 and 2001. The financial statements have been retroactively restated to reflect this event. As a result of the discontinued operations, the Company is considered a development stage company as defined by SFAS No. 7.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                   September 30, 2002 and December 31, 2001

NOTE 4 -MODIFICATION AGREEMENT (Continued)


                                            For the              For the
                                      Three Months Ended    Nine Months Ended
                                         September 30,        September 30,
                                       2002       2001       2002       2001
                                     ---------  ---------  ---------  ----------
                                    (Unaudited)(Unaudited)(Unaudited)(Unaudited)
        REVENUES                     $       -  $ 630,620  $ 275,668  $2,267,859

        EXPENSES

         Client payouts, net of receipts     -    384,288          -           -
         Bad debt                            -    221,220          -     913,650
         Consulting                          -          -      6,602           -
         Depreciation and amortization       -     38,803      4,581      94,203
         General and administrative          -    235,511    132,638   1,000,911
         Salaries and wages                  -     86,143     82,984     484,261
         Software development costs          -          -    283,000           -
         Travel and entertainment            -          -     10,232           -
                                     ---------  ---------  ---------  ----------
           Total Expenses                    -    965,965    520,037   2,493,025
                                     ---------  ---------  ---------  ----------
        LOSS FROM OPERATIONS                 -   (335,345)  (244,369)  (225,166)
                                     ---------  ---------  ---------  ----------

        OTHER INCOME (EXPENSE)

         Interest income                     -      7,600          -      19,263
         Interest expense                    -     (2,015)         -     (2,015)
                                     ---------  ---------  ---------  ----------
           Total Other Income (Expense)      -      5,585          -      17,248
                                     ---------  ---------  ---------  ----------
        INCOME TAX EXPENSE                   -          -          -           -
                                     ---------  ---------  ---------  ----------

        INCOME (LOSS) FROM
         DISCONTINUED OPERATIONS     $       -  $(329,760) $(244,369) $(207,918)
                                     =========  =========  =========  ==========
                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                   September 30, 2002 and December 31, 2001

NOTE 5 - SUBSEQUENT EVENTS

         Subsequent   to  September  30,  2002,  the  Company  entered  into  a
         promissory note with RLG Alliance Group, SA, (RLG) a Costa Rica corporation, in the amount of $25,000. The promissory note states that the note is payable on or before the six month anniversary date. On the same date as the note, RLG and the Company entered into a conversion agreement for the promissory note at 500,000 shares of its common stock valued at $0.05 per share. The agreement also states that if the Company's transaction with an unrelated third party is not consummated, then either the Company or RLG will have the right to rescind the agreement and have their respective stock or cash returned.

                  AngelCiti Entertainment, Inc. and Subsidiary
                           Consolidated Balance Sheet
                               September 30, 2002
                                   (Unaudited)

                                     Assets
                                     ------
Current Assets
Cash                                                                $     5,563
Accounts receivable, net                                                 17,870
Other                                                                        28
                                                                    -----------
Total Current Assets                                                     23,461
                                                                    -----------

Equipment, net                                                           21,672
                                                                    -----------
Other Assets
Software license, net                                                    37,533
Other                                                                     2,000
                                                                    -----------
Total Other Assets                                                       39,533
                                                                    -----------

Total Assets                                                        $    84,666
                                                                    ===========
                    Liabilities and Stockholders' Deficiency
                    ----------------------------------------

Current Liabilities
Accounts payable                                                    $    23,490
Accrued interest payable, related party                                   6,076
Accrued royalty payable                                                  28,233
Customer deposits and payouts due                                        50,168
Convertible note payable, related party                                 146,000
Loan Payable                                                            148,958
                                                                    -----------
Total Current Liabilities                                               402,925
                                                                    -----------
Stockholders' Deficiency
Common stock, $0.01 par value, 60,000,000 shares authorized,
   24,566,333 shares issued and outstanding                             245,663
Additional paid-in capital                                            2,930,529
Accumulated deficit                                                  (2,871,951)
                                                                    -----------
                                                                        304,241
Less: deferred consulting expenses                                     (622,500)
                                                                    -----------
Total Stockholders' Deficiency                                         (318,259)
                                                                    -----------

Total Liabilities and Stockholders' Deficiency                      $    84,666
                                                                    ===========

          See accompanying notes to consolidated financial statements

                  AngelCiti Entertainment, Inc. and Subsidiary
                      Consolidated Statements of Operations
                                   (Unaudited)


                                                    Three Months Ended              Nine Months Ended
                                                       September 30,                  September 30,
                                                  2002           2001             2002            2001
                                              ------------    -------------   ------------    ------------
Casino Revenues                               $     96,172    $           -   $    117,393    $          -
                                              ------------    -------------   ------------    ------------

Operating Expenses
Depreciation and amortization                       24,578                -         58,825               -
Bad debt                                            71,040                -        100,359               -
Consulting fees                                    119,030                -        397,458               -
Investor relations                                 125,000                -        375,000               -
Loss on stock rescission                            70,257                -         70,257               -
Website maintenance                                 75,000                -        225,000               -
General and administrative                         177,390                -        459,374               -
                                              ------------    -------------   ------------    ------------
Total Operating Expenses                           662,295                -     (1,686,273)              -
                                              ------------    -------------   ------------    ------------

Loss from Operations                              (566,123)               -     (1,568,880)              -
                                              ------------    -------------   ------------    ------------

Other Income (Expense)
Interest income                                      4,302                -         55,783               -
Other income                                        13,795                -         13,831               -
Interest expense                                      (728)               -         (2,193)              -
Other expense                                       (2,032)               -         (2,032)              -
Loss on sales of available for sale
  securities                                             -                -        (26,649)              -
Loss on impairment of marketable securities              -                -       (102,000)              -
                                              ------------    -------------   ------------    ------------
Total Other Income (Expense), net                   15,337                -        (63,260)              -
                                              ------------    -------------   ------------    ------------

Total Loss from Continuing Operations             (550,786)               -     (1,632,140)              -
                                              ------------    -------------  -------------    ------------
Discontinued Operations
Loss from discontinued operations                        -         (133,254)             -        (396,080)
                                              ------------    -------------   ------------    ------------
Total Loss from Discontinued Operations                  -         (133,254)             -        (396,080)
                                              ------------    -------------   ------------    ------------

Net Loss                                      $   (550,786)   $    (133,254)  $ (1,632,140)   $   (396,080)
                                              ============    =============   ============    ============

Loss per share from continuing operations            (0.02)               -          (0.06)              -
Loss per share from discontinued operations              -                -              -           (0.01)

Net loss per share - basic and diluted        $      (0.02)   $           -   $      (0.06)   $      (0.01)
                                              ============    =============   ============    ============

Weighted average number of shares
  outstanding during the period - basic
  and diluted                                   24,781,406       56,623,800     26,884,938      56,523,800
                                              ============    =============   ============    ============

           See accompanying notes to consolidated financial statements

                  AngelCiti Entertainment, Inc. and Subsidiary
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                               Nine Months Ended
                                                                                 September 30,
                                                                              2002           2001
                                                                           -----------    -----------
Cash Flows from Operating Activities
Net loss                                                                   $(1,632,140)   $  (396,080)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization                                                   58,825          4,595
Bad debt expense                                                               100,359             --
Amortization of deferred consulting fees                                       975,000         93,750
Loss on stock rescission                                                        70,257             --
Loss on sales of available for sale marketable securities                       26,649         25,113
Loss on impairment of marketable securities                                    102,000             --
Stock issued for services                                                           --          7,500
Holding losses on trading securities                                                --         20,397
Interest income from cancelled notes receivable                                (58,061)            --
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable, net                                                      (111,729)            --
Prepaid expenses                                                                 6,065          1,358
Other assets                                                                     2,858           (260)
Increase (decrease) in:
Accounts payable and accrued liabilities                                        82,806         30,059
Deferred revenue                                                                    --        (40,634)
                                                                           -----------    -----------
Net Cash Used in Operating Activities                                         (377,111)      (254,202)
                                                                           -----------    -----------

Cash Flows from Investing Activities
Purchase of equipment                                                          (28,000)            --
Purchase of software license                                                   (75,030)            --
Proceeds from sales of available for sale securities                            37,783        205,526
Purchase of available for sale marketable securities                                --       (170,893)
Proceeds from related parties                                                       --          1,270
                                                                           -----------    -----------
Net Cash (Used in) Provided by Investing Activities                            (65,247)        35,903
                                                                           -----------    -----------

Cash Flows from Financing Activities
Issuance of common stock                                                       282,400             --
Contributed capital                                                             16,000             --
Payments on convertible notes payable                                               --         (4,000)
Repayments on borrowings on investment account                                      --        (37,901)
Proceed from loan payable                                                      148,958             --
                                                                           -----------    -----------
Net Cash Provided by (Used in) Financing Activities                            447,358        (41,901)
                                                                           -----------    -----------

Net Increase (Decrease) in Cash                                                  5,000       (260,200)

Cash and Cash Equivalents at Beginning of Period                                   563        321,092
                                                                           -----------    -----------

Cash and Cash Equivalents at End of Period                                 $     5,563    $    60,892
                                                                           ===========    ===========

          See accompanying notes to consolidated financial statements

                  AngelCiti Entertainment, Inc. and Subsidiary
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

Supplemental Disclosure of Non-Cash Investing and Financing Activities:

In January 2002, the Company cancelled and retired $55,442 of notes receivable, including accrued interest related to common stock previously issued to corporate officers. (See Notes 9 and 10)

On July 16, 2002, the Company cancelled and retired 1,236,667 shares of common stock having a fair value of $1,236,667 in connection with the cancellation of related notes receivable. Additionally, as a result of the cancellation, the Company recognized a loss on stock rescission of $70,257. (See Note 9)

During the nine months ended September 30, 2002, the Company acquired $90,000 of software in exchange for $75,030 and accounts payable of $15,000. (See Note 6(A))

During the nine months ended September 30, 2002, the Company recorded $297,500 in deferred financing fees in connection with certain options granted to the software licensor. (See Note 9)

During the nine months ended September 30, 2002, the Company recorded $10,715 related to the abandonment of certain equipment and the cancellation of a $25,000 subscription note receivable with a former officer. (See Notes 9 and 10)

During the nine months ended September 30, 2002, a former consultant to the Company donated 640,000 shares of the Company's common stock back to the Company having a fair value of $6,400, accounted for as contributed capital. (See Note
9)

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)

Note 1   Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim consolidated financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of consolidated financial position and results of operations.

It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair consolidated financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

For further information, refer to the audited consolidated financial statements and footnotes of the Company for the years ending December 31, 2001 and 2000 included in the Company's Form 10-KSB.

Note 2   Nature of Operations and Summary of Significant Accounting Policies

         (A) Nature of Operations

         AngelCiti Entertainment, Inc. was incorporated in the state of Nevada on May 14, 1999 with its primary operations located in Southern California through the end of 2001. In 2002, in connection with its change in business (see below) AngelCiti Entertainment, Inc. moved its corporate offices to San Jose, Costa Rica. The Board voted to change the name of the Company to AngelCiti Entertainment, Inc. In January 2002, the name change was approved by a vote of the shareholders. AngelCiti Entertainment, Inc.'s subsidiary, Worldwide Management S.A. D/B/A Worldwide Capital Holdings, was incorporated in Costa Rica, and acquired by AngelCiti Entertainment, Inc. in January 2002. The transaction was accounted for as a recapitalization since the acquiree was a newly formed corporation with no operating business and nominal assets. AngelCiti Entertainment, Inc. and its subsidiary, Worldwide Management S.A., herein after will be collectively referred to as the "Company."

         The Company offers software-based games of chance and sports wagering facilities on a worldwide basis through the Internet. The Company uses state-of-the-art casino gaming and sports book software under a license arrangement with a casino software development company (see Notes 6 and 12). The Company launched its internet gaming operations on April 1, 2002. There are significant legislative risks and uncertainties regarding on-line gaming operations (see Note 7).

         (B) Principles of Consolidation

         The consolidated financial statements include the accounts of AngelCiti Entertainment, Inc. and its wholly-owned Subsidiary, Worldwide Management S.A. All significant intercompany accounts and transactions have been eliminated in consolidation.

         (C) Use of Estimates

         The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)

         assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (D) Cash and Cash Equivalents

         For purposes of the consolidated cash flow statement, the Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

         (E) Marketable Securities

         The Company invests in various marketable equity instruments. The Company accounts for such investments in accordance with Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") (see Note 3).

         Management determines the appropriate classification of its investments at the time of acquisition and reevaluates such determination at each balance sheet date. Available-for-sale securities are carried at fair value, with unrealized gains and losses, net of tax, reported as a separate component of stockholders' equity. Investments classified as held-to-maturity are carried at amortized cost. In determining realized gains and losses, the cost of the securities sold is based on the specific identification method.

         (F) Concentration of Credit Risk

         The Company maintains its cash in bank deposit accounts, which, at times, exceed federally insured limits. As of September 30, 2002, the Company did not have any deposits in excess of federally insured limits. The Company has not experienced any losses in such accounts through September 30, 2002.

         (G) Equipment

         Equipment is stated at cost, less accumulated depreciation. Expenditures for repairs and maintenance are charged to expense as incurred. Depreciation is provided using a straight-line method over the estimated useful lives of the related assets of five years.

         (H) Intangible Asset

         Intangibles are carried at cost less accumulated amortization. The cost of other identified intangibles is the Software License. The asset is being amortized on a straight-line basis over one year. (See Note 6)

         (I) Long-Lived Assets

         The Company reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the fair market value of the long-lived assets is less than the carrying amount, their carrying amounts is reduced to fair value and an impairment loss is recognized.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)

         (J) Stock-Based Compensation

         The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to provide pro forma net income
         (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied.

         The Company accounts for stock options and stock issued to non-employees for goods or services in accordance with SFAS 123.

         (K) Revenue Recognition

         Casino revenue is the net win from complete gaming activities, which is the difference between gaming wins and losses. Additionally, the value of promotional bonus dollars provided to customers are netted with revenues.

         The total amount wagered ("handle") was $9,451,957 for the nine months ended September 30, 2002. The relationship of revenues to handle ("hold percentage") was 1.24% for the nine months ended September 30, 2002.

         (L) Advertising

         In accordance with Accounting Standards Executive Committee Statement of Position 93-7, ("SOP 93-7") costs incurred for producing and communicating advertising of the Company, are charged to operations as incurred. Advertising expense for the nine months ended September 30, 2002 was $11,849.

         (M) Earnings Per Share

         In accordance with, Statement of Financial Accounting Standards No. 128 "Earnings per Share", basic earnings per share is computed by dividing the net income less preferred dividends for the period by the weighted average number of common shares outstanding. Diluted earnings per share is computed by dividing net income less preferred dividends by the weighted average number of common shares outstanding including the effect of common stock equivalents. Common stock equivalents, consisting of stock options and warrants, have not been included in the calculation, as their effect is antidilutive for the periods presented. At September 30, 2002 there were 1,216,608 common shares issuable upon conversion of convertible notes and accrued interest, 4,000,000 common shares issuable upon exercise of options held by an officer and 450,000 plus a variable amount of common shares issuable upon exercise of unvested options held by a vendor, which may dilute future earnings per share.

         (N) Fair Value of Financial Instruments

         Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)

          The carrying amounts of the Company's short-term financial instruments, including accounts payable and accrued royalty payable, approximate fair value due to the relatively short period to maturity for these instruments.

          (O) Recent Accounting Pronouncements

          Statement No. 141 "Business Combinations" establishes revised standards for accounting for business combinations. Specifically, the statement eliminates the pooling method, provides new guidance for recognizing intangible assets arising in a business combination, and calls for disclosure of considerably more information about a business combination. This statement is effective for business combinations initiated on or after July 1, 2001. The adoption of this pronouncement on July 1, 2001 did not have a material effect on the Company's financial position, results of operations or liquidity.

          Statement No. 142 "Goodwill and Other Intangible Assets" provides new guidance concerning the accounting for the acquisition of intangibles, except those acquired in a business combination, which is subject to SFAS 141, and the manner in which intangibles and goodwill should be accounted for subsequent to their initial recognition. Generally, intangible assets with indefinite lives, and goodwill, are no longer amortized; they are carried at lower of cost or market and subject to annual impairment evaluation, or interim impairment evaluation if an interim triggering event occurs, using a new fair market value method. Intangible assets with finite lives are amortized over those lives, with no stipulated maximum, and an impairment test is performed only when a triggering event occurs. This statement is effective for all fiscal years beginning after December 15, 2001. The implementation of SFAS 142 on January 1, 2002 did not have a material effect on the Company's financial position, results of operations or liquidity.

          Statement No. 143, "Accounting for Asset Retirement Obligations," requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. When the liability is initially recorded, the entity capitalizes a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. The standard is effective for fiscal years beginning after June 15, 2002. The adoption of SFAS No. 143 is not expected to have a material impact on the Company's financial statements.

          Statement No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" supercedes Statement No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121"). Though it retains the basic requirements of SFAS 121 regarding when and how to measure an impairment loss, SFAS 144 provides additional implementation guidance. SFAS 144 excludes goodwill and intangibles not being amortized among other exclusions. SFAS 144 also supercedes the provisions of APB 30, "Reporting the Results of Operations," pertaining to discontinued operations. Separate reporting of a discontinued operation is still required, but SFAS 144 expands the presentation to include a component of an entity, rather than strictly a business segment as defined in SFAS 131, Disclosures about Segments of an Enterprise and Related Information. SFAS 144 also eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)

          This statement is effective for all fiscal years beginning after December 15, 2001. The implementation of SFAS 144 on January 1, 2002 did not have a material effect on the Company's financial position, results of operations or liquidity.

          Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections," updates, clarifies, and simplifies existing accounting pronouncements. Statement No. 145 rescinds Statement 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in Opinion 30 will now be used to classify those gains and losses. Statement 64 amended Statement 4, and is no longer necessary because Statement 4 has been rescinded. Statement 44 was issued to establish accounting requirements for the effects of transition to the provisions of the motor Carrier Act of 1980. Because the transition has been completed, Statement 44 is no longer necessary. Statement 145 amends Statement 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions is accounted for in the same manner as sale-leaseback transactions. This amendment is consistent with FASB's goal requiring similar accounting treatment for transactions that have similar economic effects. This statement is effective for fiscal years beginning after May 15, 2002. The adoption of SFAS No. 145 is not expected to have a material impact on the Company's consolidated financial statements.

          Statement No. 146, "Accounting for Exit or Disposal Activities" ("SFAS 146") addresses the recognition, measurement, and reporting of cost that are associated with exit and disposal activities that are currently accounted for pursuant to the guidelines set forth in EITF 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to exit an Activity (including Certain Cost Incurred in a Restructuring)," cost related to terminating a contract that is not a capital lease and one-time benefit arrangements received by employees who are involuntarily terminated - nullifying the guidance under EITF 94-3. Under SFAS 146, the cost associated with an exit or disposal activity is recognized in the periods in which it is incurred rather than at the date the Company committed to the exit plan. This statement is effective for exit or disposal activities initiated after December 31, 2002 with earlier application encouraged. The adoption of SFAS 146 is not expected to have a material impact on the Company's financial position or result of operations.

          (P) Reclassifications

          Certain amounts in the 2001 consolidated financial statements have been reclassified to conform to the 2002 presentation.

Note 3    Marketable Securities

The Company's marketable securities are classified as available-for-sale and are reported at fair value based upon the quoted market prices of those investments at September 30, 2002, with unrealized gains (losses) reported as other comprehensive income (loss) in a separate component of stockholders' equity (deficiency) until they are sold. Any realized gains or losses are included in net earnings (loss) at the time of sale.

The composition of marketable securities at September 30, 2002 is as follows:

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)


                                 Cost         Fair Value
                             -----------    --------------
         Common stock        $  102,000     $            -
                             ===========    ==============

There was no investment income or expense for the nine months ended September 30, 2002.

As of September 30, 2002, the Company applied SFAS No. 115 and determined that all available for sale securities on hand, due to their restricted status and current market conditions, had been permanently impaired establishing a new cost basis of $0. An impairment loss of $102,000 was recognized in operations during the nine months ended September 30, 2002.

During the nine months ended September 30, 2002, the Company sold various available for sale securities for proceeds of $37,783 and recognized a loss of $26,649 related to the sale of these securities.

Note 4    Accounts Receivable and Allowance for Chargebacks

The Company records accounts receivable from its credit card processors. The processors holdback a stipulated percentage of amounts due to the Company based on their historical chargeback experience for the industry. The holdback reserve is maintained by the processors on a rolling basis with funds generally released after six months holdback. Reserves range from 7% to 10% of charges based on the chargeback experience of the gaming industry. Since the gaming industry as a whole has experienced a high percentage of chargebacks for customer accounts, and the holdback reserve is based on historical experience of the merchant banks, the Company has reserved 100% of its holdback accounts receivable as of September 30, 2002.

During the nine months ended September 30, 2002, the Company recorded a bad debt expense for the holdback of $63,219.

Accounts receivable as September 30, 2002 was as follows:

          Accounts receivable                $     81,089
          Allowance for chargebacks               (63,219)
                                             ------------
          Accounts Receivable, Net           $     17,870
                                             ============

Bad debt relating to other uncollectible receiveables written off was $37,140 for the nine months ended September 30, 2002.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

Note 5   Equipment

Property and equipment at September 30, 2002 is as follows:

         Computer equipment                     $     28,000
         Less accumulated depreciation                (6,328)
                                                ------------
         Equipment, net                         $     21,672
                                                ============

Depreciation expense for the nine months ended September 30, 2002 was $6,328.

Note 6   Software License

         (A) Term and Payment

         On February 26, 2002, the Company entered into a software license agreement (the "Agreement") for on-line gaming casino software. Under the terms of the Agreement, the license will remain in effect for a period of one year and automatically renew for successive one year periods as stipulated in the Agreement. The initial one-time software fee is $90,030 payable on a stipulated schedule. As of September 30, 2002, the Company had paid $75,000, a miscellaneous $30 fee, and had accounts payable to the licensor totaling $15,000.

         Software License at September 30, 2002 consisted of the following:

                    Software License                        $    90,030
                    Less accumulated amortization               (52,497)
                                                            -----------
                    Software License, net                   $    37,533
                                                            ===========

         Amortization expense for the nine months ended September 30, 2002 was $52,497.

         (B) Monthly Royalty Percentage

         Based on the previous month's adjusted monthly net win, the Company will be subject to a payment equivalent to a percentage of the adjusted monthly net win payable to the software licensor, as stipulated in the Agreement. As of September 30, 2002, the Company accrued $28,233 as a royalty payable.

         (C) Commitment for Minimum Royalty Payment

         Commencing after a nine month grace period for "ramp-up" from "live" date, the Company is committed to a minimum royalty payment of $10,000 per month for months seven through twelve. Should the software license be renewed as previously discussed, the Company will be committed under the same terms as currently in force. This minimum royalty payment commences in November 2002.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

         (D) Stock Options

         Under the terms of the agreement, the Company has granted an option to purchase 450,000 shares of common stock to the software licensor. The exercise price is the lower of (a) $.30 per share or (b) the lowest share price granted or issued to any other party following the date of the signed agreement for the software purchase. These options will vest on the earlier of the closing of the Company's initial public offering or change in control of the Company. In connection with SFAS No. 123 and due to the inability to estimate the fair market value of the options since certain terms are contingent on future events, the Company has used the intrinsic value method to estimate the fair value of the options granted. The following assumptions were used:

          Fair value based on recent cash offerings           $        0.50
          Exercise price (lower of (a) or (b) above)                   0.30
                                                              -------------
          Differential                                        $        0.20

          Total Shares                                              450,000
                                                              -------------

          Fair value                                          $      90,000
                                                              =============

         The Company has also granted an option to purchase $415,000 worth of common stock to the software licensor. The exercise price is the lower of 50% of (a) the closing price on the date which the Company undergoes an initial public offering or (b) such closing price on each vesting date, with one-third of such options vesting each on the 6/th/, 12/th/ and 18/th/ months following such initial public offering.

         According to EITF 96-18, the measurement date (February 26, 2002) is determined to be the date in which the software was delivered for use. Since the terms of this stock purchase indicate a performance commitment (future initial public offering), the fair value method can not be used to value the stock options granted because of the uncertainty of the exercise price. In connection with SFAS No. 123, the Company has used the intrinsic value method to estimate the fair value of the options granted. The following assumptions were used:

          Total value of common stock                              $     415,000
          Divided by the fair value based on recent cash offering           0.50
                                                                   -------------

          Equivalent shares                                              830,000
                                                                   -------------
          Fair value based on recent cash offering                 $        0.50
          Exercise price (lower of (a) or (b) above)                        0.25
                                                                   -------------
          Differential                                                      0.25

          Total shares                                                   830,000
                                                                   -------------

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

          Fair value                                               $     207,500
                                                                   =============

         As a result of the above transactions, the company has recorded $297,500 of deferred consulting expenses and additional paid-in capital of $297,500. As of September 30, 2002, the Company has not recognized any compensation expense due to the performance commitment.

Note 7   Contingencies

The Company subject to applicable laws in the jurisdictions in which they operate and offer services. While some jurisdictions have attempted to restrict or prohibit Internet gaming, other jurisdictions, such as several Caribbean countries, Australia and certain Native American territories, have taken the position that Internet gaming is legal and/or have adopted or are in the process of reviewing legislation to regulate Internet gaming in such jurisdictions. As companies and consumers involved in Internet gaming are located around the globe, there is uncertainty regarding exactly which government has jurisdiction or authority to regulate or legislate with respect to various aspects of the industry. Furthermore, it may be difficult to identify or differentiate gaming-related transactions from other Internet activities and link those transmissions to specific users, in turn making enforcement of legislation aimed at restricting Internet gaming activities difficult. The uncertainty surrounding the regulation of Internet gaming could have a material adverse effect on business, revenues, operating results and the financial condition of the Company.

On March 8, 2001, the government of the United Kingdom ("UK") announced that effective January 1, 2002, the current 6.75% "betting duty" that is passed onto a player, and 9% total betting duty, will be eliminated. The UK government believed that this tax reform was necessary for UK companies to compete with the offshore market, which already offers bettors "duty free" gambling, and to help regulate the UK bookmaking industry. The reform is also intended to bring home major UK bookmakers who have fled to offshore tax havens such as Gibraltar, Malta, Antigua, and Alderney. A UK government issued "Bookmakers Permit" will be required to accept wagers. Currently, a UK based bookmaker may operate an Internet bookmaking site, but must collect the betting duty. This reform is expected to make the UK a significant hub of gaming. It is predicted that their official entry into online gaming could put pressure on the United States and other entities toward regulating the industry.

Governments in the United States or other jurisdictions may in the future adopt legislation that restricts or prohibits Internet gambling. After previous similar bills failed to pass in 1998, in November 1999, the United States Senate passed a bill intended to prohibit and criminalize Internet gambling (other than certain state regulated industries). A similar bill failed to pass the United States House of Representatives. In 2002, a United States Senator recommended a bill to prohibit online gambling, which once again did not pass through Congress. There can be no assurance as to whether the Senate bill or any similar bill will become law. In addition, existing U.S. federal statutes and state laws could be construed to prohibit or restrict gaming through the use of the Internet, and there is a risk that governmental authorities may view the Company as having violated such statutes or laws. Several state Attorney Generals and court decisions have upheld the applicability of state anti-gambling laws to Internet casino companies. Accordingly, there is a risk that criminal or civil proceedings could be initiated in the United States or other jurisdictions against the Company and/or its employees, and such proceedings could involve substantial litigation expense, penalties, fines, diversion of the attention of key executives, injunctions or other prohibitions being invoked against Worldwide and/or its employees. Such

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

proceedings could have a material adverse effect on business, revenues, operating results and financial condition of the Company. In addition, as electronic commerce further develops, it too may generally be the subject of government regulation. Current laws, which pre-date or are incompatible with Internet electronic commerce, may be enforced in a manner that restricts the electronic commerce market. Any such developments could have a material adverse effect on business, revenues, operating results and financial condition of the Company. The Company intends to minimize the potential legal risks by continuing to conduct its Internet business from offshore locations that permit online gaming and by increasing their marketing efforts in Asia and other foreign jurisdictions. There is no assurance, however, that these efforts will be successful in mitigating the substantial legal risks and uncertainties associated with our Internet gaming business.

The Company's online casino operations are conducted in accordance with the laws of the country of Costa Rica, where there is currently no gaming license requirement. In the event that the laws of Costa Rica change to require gaming licenses for online casinos then the Company intends to promptly comply with such laws.

Note 8   Loan and Convertible Note

(A) Loan Payable

During the nine months ended September 30, 2002, the Company's land lord paid $148,958 of corporate expenses on behalf of the company, the loan is non-interest bearing, unsecured and due on demand.

(B) Convertible Note Payable, Related Party

In September 2000, the Company entered into a promissory note agreement with a principal stockholder (see Note 10). The face value of the note is $499,336 and bears interest of 2% per annum with outstanding principal and interest due September 7, 2003. At the option of the note holder, any portion of the loan may be converted into common stock of the Company at $0.125 per share. The convertible note is unsecured. In October 2000, the note holder converted the principal amount of $350,000 into 2,800,000 shares of common stock valued at $0.125 per share. During 2001, the Company provided services for the note holder and decreased the note amount by $4,000 to a balance of $146,000 at December 31, 2001. During the nine months ended September 30, 2002, there were no additions or repayments. Accrued interest was $6,076 as of September 30, 2002.

Note 9   Stockholders' Deficiency

On November 6, 2001, effective January 1, 2002 through December 31, 2002, the Company issued 1,300,000 shares of common stock to unrelated parties for investor relations, general consulting, and website maintenance. The stock had a fair value of $1.00, based on a recent Form SB-2 registration statement, totaling $1,300,000. For the nine months ended September 30, 2002, the Company had expensed $975,000 as $375,000 of investor relations expense, $375,000 of consulting expense and $225,000 of website expense. At September 30, 2002 $325,000 remains as deferred consulting expenses in the equity section of the balance sheet.

During January 2002, a former consultant to the Company donated 640,000 shares of $0.01 par value common stock having a fair market value of $6,400. The transaction was accounted for as contributed capital.

On January 14, 2002, the Company accepted the resignation of an officer and director of the Company. On January 17, 2002 the Company entered into a bill of sale agreement with the officer and director and agreed to reacquire 20,000,000 shares of his common stock in return for the forgiveness of a subscription note receivable plus accrued interest totaling $27,910, the transfer of furniture, fixtures and equipment related to the Film Festival operations having a fair value of $10,715, and discontinuance all Film Festival operations (see Notes 10 and 11). The Company recorded the transaction at the $0.01 par value of the

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

common stock on the date of issuance. Subsequent to the reacquisition of the shares, the Company formally cancelled and retired the common stock.

On January 14, 2002, the Company acquired 13,360,000 shares of common stock from its President in exchange for the cancellation of a subscription note receivable plus accrued interest totaling $27,533 and an option for 4,000,000 common shares exercisable at $1 per share. The Company recorded the transaction at the $0.01 par value of the common stock on the date of issuance. Subsequent to the reacquisition of the shares, the Company formally cancelled and retired the common stock. (See Note 10) The stock option grant is treated as compensatory for accounting purposes. Accordingly, under the intrinsic value method of APB 25, no compensation cost has been recognized. For consolidated financial statement disclosure purposes the fair market value of each stock option granted was estimated on the date of grant using the Black-Scholes Option-Pricing Model in accordance with SFAS 123 using the following weighted-average assumptions in 2002: expected dividend yield 0%, risk-free interest rate of 2.79%, volatility 0% and expected term of two years. The fair value of the options granted totaled $215,628.

During April 2002, a former shareholder contributed $16,000.

During June 2002, the Company recorded $297,500 in deferred financing fees in connection with certain options granted to the software licensor.

On July 16, 2002, the Company entered into a stock rescission agreement whereby the Company reacquired 1,236,667 common shares valued at $1 per share based on recent cash offerings, for an aggregate of $1,236,667. The shares were issued in exchange for three separate notes receivable, which had been recorded as subscription notes receivable. The transaction resulted in a loss on stock rescission of $70,257 relating to accrued interest, which was not addressed in the rescission agreement but is not collectible.

During the nine months ended September 30, 2002, the Company issued 564,800 shares of common stock to investors at $.50 per share for aggregate proceeds of $282,400.

Note 10  Related Party Transactions

See Note 8 for convertible notes payable to principal stockholder.

On January 14, 2002, the Company reacquired 13,360,000 shares of common stock from an officer and director. (See Note 9)

On January 17, 2002, the Company reacquired 20,000,000 shares of common stock from a former officer and director. (See Notes 9 and 11)

In January 2002, the Company cancelled and retired $55,442 of notes receivable, including accrued interest related to common stock previously issued to corporate officers. (See Note 9)

Note 11  Discontinued Operations

On January 14, 2002, the Company formally adopted a resolution to discontinue all Film Festival and historical operations as it began to pursue an on-line gaming casino. In a bill of sale dated January 17, 2002, the assets associated with the historical operations were transferred to a former officer and director.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

For consolidated financial reporting purposes, the Company has elected to use an effective date of January 1, 2002 for this transaction. All prior year comparative consolidated financial statements have been presented as discontinued operations. There is no gain or loss on disposal of discontinued operations due to the measurement date and disposal date occurring on January 1, 2002, and the loss on the sale of assets treated as a related party transaction.

Note 12  Software Concentration

The Company depends solely on its licensed software for its on-line gaming casino. Any loss of the license or use of this software could have an adverse material effect on the operations of the Company.

Note 13 Going Concern

As reflected in the accompanying consolidated financial statements, the Company has a net loss of $1,632,140 for the nine months ended September 30, 2002, a working capital deficiency of $379,464, stockholders' deficiency of $318,259 and accumulated deficit of $2,871,951 at September 30, 2002 and net cash used in operations of $228,153 for the nine months ended September 30, 2002. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and generate further revenues. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company is seeking funding. Management believes that the actions presently being taken to obtain additional funding and implement its business plan provide the opportunity for the Company to continue as a going concern.

                           ANGELCITI MULTIMEDIA, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

                                TABLE OF CONTENTS


Independent Auditors' Report............................................... F-29

 Balance Sheet............................................................. F-30

 Statements of Operations.................................................. F-32

 Statements of Stockholders' Equity (Deficit).............................. F-33

 Statements of Cash Flows.................................................. F-35

Notes to the  Financial Statements......................................... F-37

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors



We have audited the accompanying balance sheet of Angelciti Multimedia, Inc. as of December 31, 2001, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AngelCiti Multimedia, Inc. as of December 31, 2001, and the results of their operations and cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has minimal assets and has suffered recurring losses to date, which raises substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Chisholm & Associates, PC
North Salt Lake, Utah
March 12, 2002

                           ANGELCITI MULTIMEDIA, INC.
                                  Balance Sheet


                                     ASSETS
                                     ------

                                                                    December 31,
                                                                        2001
                                                                      ---------
CURRENT ASSETS

   Cash and cash equivalents                                          $     563
   Trading securities                                                    52,582
   Prepaid expenses                                                       6,065
                                                                      ---------

     Total Current Assets                                                59,210
                                                                      ---------

PROPERTY AND EQUIPMENT

   Furniture and fixtures                                                   902
   Equipment                                                             30,007
   Accumulated depreciation                                             (20,193)
                                                                      ---------

     Total Property and Equipment                                        10,716
                                                                      ---------

OTHER ASSETS

   Available for sale securities                                        187,500
   Intangible assets                                                        522
   Accumulated amortization                                                (522)
   Notes receivable-related party                                         6,500
   Security deposit                                                       4,886
                                                                      ---------

     Total Other Assets                                                 198,886
                                                                      ---------

     TOTAL ASSETS                                                     $ 268,812
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                           ANGELCITI MULTIMEDIA, INC.
                                  Balance Sheet


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                                    December 31,
                                                                        2001
                                                                     ----------
CURRENT LIABILITIES

   Accounts payable                                                  $    3,343
   Accrued liabilities                                                    6,818
                                                                     ----------

       Total Current Liabilities                                         10,161
                                                                     ----------

LONG-TERM LIABILITIES

   Notes Payable                                                        146,000
                                                                     ----------

       Total Long-Term Liabilities                                      146,000
                                                                     ----------

       TOTAL LIABILITIES                                                156,161
                                                                     ----------

STOCKHOLDERS' EQUITY (DEFICIT)

   Common stock, par value $0.01 per share; authorized 60,000,000
    shares; issued and outstanding 59,238,200 shares                    592,382
   Additional paid-in capital                                         3,290,736
   Prepaid consulting fees                                           (1,300,000)
   Notes receivable - officers                                          (55,442)
   Subscription receivable                                           (1,248,864)
   Accumulated comprehensive income                                      73,650
   Accumulated deficit                                               (1,239,811)
                                                                     ----------

     Total Stockholders' Equity (Deficit)                               112,651
                                                                     ----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)            $  268,812
                                                                     ==========

   The accompanying notes are an integral part of these financial statements.

                           ANGELCITI MULTIMEDIA, INC.
                            Statements of Operations


                                                             For the
                                                            Year Ended
                                                            December 31,
                                                  -----------------------------
                                                      2001             2000
                                                  ------------     ------------

NET SALES                                         $    301,979     $    331,851
                                                  ------------     ------------

COST & EXPENSES:

   Event costs                                         115,969          228,421
   Selling, general and administrative                 571,935          755,842
                                                  ------------     ------------

     Total costs and expenses                          687,904          984,263
                                                  ------------     ------------

LOSS FROM OPERATIONS                                  (385,925)        (652,412)
                                                  ------------     ------------

OTHER INCOME (EXPENSES):

   Interest income                                      16,197            9,993
   Interest expense                                     (2,955)          (1,331)
   Gain on sale of property and equipment                 --                670
   Gain (loss) on sale of marketable securities         (7,777)          14,327
   Holding gain (loss)                                    --            (69,161)
   Other (expenses), net of other income                  (989)           1,635
                                                  ------------     ------------

     Total Other Income (Expenses)                       4,476          (43,867)
                                                  ------------     ------------

(LOSS) BEFORE INCOME TAXES                            (381,449)        (696,279)

INCOME TAXES                                              (800)            (800)
                                                  ------------     ------------

NET (LOSS)                                        $   (382,249)    $   (697,079)
                                                  ============     ------------

BASIC (LOSS) PER COMMON SHARE                     $       (.01)    $      (0.01)
                                                  ============     ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING          56,766,166       53,550,436
                                                  ============     ============


   The accompanying notes are an integral part of these financial statements.


                                                     ANGELCITI MULTIMEDIA, INC.
                                             Statements of Stockholders' Equity (Deficit)


                                            Common Stock              Additional      Common
                                     ---------------------------       Paid-In         Stock         Accumulated
                                       Shares           Amount         Capital       Subscribed        Deficit
                                     -----------     -----------     -----------     -----------     -----------



Balance. December 31, 1999            48,432,000         484,320        (349,070)         17,000        (160,483)

Issuance of common stock
 pursuant to private placement
 memorandum, net of expenses           2,256,000          22,560         259,440         (17,000)           --

Issuance of common stock for
 future services to be provided        1,916,664          19,167         220,416            --              --

Issuance of common stock for
 services provided for the
 development of the Company's
 web site                                480,000           4,800          55,200            --              --

Issuance of common stock to
 an outside director for services
 provided                                 80,000             800           9,200            --              --

Issuance of common stock for
 equipment                               271,800           2,718          31,257            --              --

Issuance of common stock for
 payment of liabilities                   87,336             873          10,044            --              --

Conversion of note payable
 to common stock                       2,800,000          28,000         322,000            --              --

Contribution of officer salaries            --              --            90,346            --              --

Net loss for the year ended
 December 31, 2000                          --              --              --              --          (697,079
                                     -----------     -----------     -----------     -----------     -----------

Balance, December 31, 2000            56,323,800         563,238         648,833            --          (857,562)

Fractional shares from stock
 split                                      (600)             (6)              6            --              --
                                                                                                     -----------

Balance Forward                       56,323,200     $   563,232     $   648,839     $      --       $  (857,562)
                                     -----------     -----------     -----------     -----------     -----------


                    The accompanying notes are an integral part of these financial statements.

                                                     ANGELCITI MULTIMEDIA, INC.
                                       Statements of Stockholders' Equity (Deficit) (Continued)


                                            Common Stock              Additional      Common
                                     ---------------------------       Paid-In         Stock         Accumulated
                                       Shares           Amount         Capital       Subscribed        Deficit
                                     -----------     -----------     -----------     -----------     -----------


Balance Forward                       56,323,200    $   563,232    $   648,839    $             --      $
(857,562)

Issuance of common issued for
 legal services provided at $.025
 per share                               300,000          3,000          4,499                  --             --

Issuance of common for prepaid
 consulting agreements at $1.00
 per share                             1,300,000         13,000      1,287,000                  --             --

Issuance of common stock for
 notes and securities at $1.00
 per share                             1,300,000         13,000      1,287,000                  --             --

Issuance of common stock for
 for cash at $1.00 per share              15,000            150         14,850                  --             --

Contribution by shareholder
 of wages payable                           --             --           48,548                  --             --

Net loss for the year ended
 December 31, 2001                          --             --             --                    --       (382,249)
                                     -----------    -----------    -----------    ------------------  -----------

Balance, December 31, 2001            59,238,200    $   592,382    $ 3,290,736    $             --    $(1,239,811)
                                     ===========    ===========    ===========    ==================  ===========

                    The accompanying notes are an integral part of these financial statements.

                             ANGELCITI MULTIMEDIA, INC.
                              Statements of Cash Flows


                                                                     For the
                                                                   Year Ended
                                                                   December 31,
                                                           ------------------------
                                                              2001          2000
                                                           ----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES

   Net (loss)                                              $ (382,249)   $ (697,079)
   Adjustments to reconcile net (loss) to net cash
    (used in) operating activities:
     Depreciation and amortization                             15,984         9,861
     Amortization of prepaid expenses                            --         121,883
     Stock issued for services                                  7,499        75,000
     (Loss)gain on sale of securities                           7,777       (14,327)
     Holding (gains)losses on trading securities              (58,372)       69,161
     Gains on sale of property and equipment                     --             670
     Contribution of officer salaries                            --          47,806
   Changes in operating assets and liabilities:
     (Increase) decrease in accounts receivable                  --           1,925
     (Increase) decrease in prepaid expenses                  112,993        14,601
     (Increase) decrease in other receivables                   1,270          --
     (Increase) decrease in security deposits                    --            --
     (Increase) decrease in marketable securities              10,949      (255,030)
     (Increase) from sale of marketable securities               --          98,764
     (Increase) in other assets                                  --          (2,638)
     (Increase) in notes receivable                              --            --
     (Increase) in accrued interest receivable                (16,197)         --
     Increase (decrease) in accounts payable                    3,343          (275)
     Increase (decrease) accrued compensation & payroll
       taxes                                                   32,575        15,973
     Increase (decrease) in deferred revenue                  (57,528)       14,658
     Increase (decrease) in accrued liabilities                (9,573)        9,413
                                                           ----------    ----------

       Net Cash (Used in) Operating Activities               (331,529)     (489,634)
                                                           ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES

   Payments for investments                                      --            --
   Borrowings against investment                                 --            --
   Payments for property and equipment                           --         (51,331)
   Proceeds from sale of property and equipment                  --          49,500
   Amounts (loaned to) repaid by related parties                 --         (52,712)
   (Decrease) on notes receivable to officers                    --            --
                                                           ----------    ----------

       Net Cash (Used in) Investing Activities             $     --      $  (54,543)
                                                           ----------    ----------


           The accompanying notes are an integral part of these financial statements.

                             ANGELCITI MULTIMEDIA, INC.
                        Statements of Cash Flows (Continued)


                                                               For the
                                                             Year Ended
                                                             December 31,
                                                    ---------------------------
                                                        2001            2000
                                                    -----------     -----------

CASH FLOWS FROM FINANCING ACTIVITIES

   Payments for note payable to stockholder         $    (4,000)    $   (17,730)
   Proceeds from convertible note payable                  --           500,000
   Proceeds from sale of stock                           15,000         265,000
   Payments on borrowings on investment account            --            37,901
   Borrowings from common stock subscribed                 --            17,000
                                                    -----------     -----------

       Net Cash Provided by Financing Activities         11,000         802,171
                                                    -----------     -----------

NET (DECREASE) IN CASH                                 (320,529)        251,988

CASH AT BEGINNING OF YEAR                               321,092          63,104
                                                    -----------     -----------

CASH AT END OF YEAR                                 $       563     $   321,092
                                                    ===========     ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION

Cash paid for:

   Interest                                         $     2,955     $       727
   Income Taxes                                     $       800     $       800

NON-CASH INVESTING AND FINANCING ACTIVITIES

   Contribution of officers salaries                $    48,548     $    42,540
   Issuance of stock for future services            $ 1,300,000     $   239,583
   Issuance of stock for property and equipment     $      --       $    33,975
   Issuance of stock for payment of liabilities     $      --       $    10,917
   Conversion of note payable                       $      --       $   350,000

     The accompanying notes are an integral part of these financial statements.

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000

NOTE 1 -      SUMMARY OF ACCOUNTING POLICIES

              a.  Organization

              AngelCiti Multimedia, Inc. (the "Company") is a multi-faceted Internet based multimedia company that produces, organizes, and operates film and music festivals in the Western United States. The Company also broadcasts film, music, and related promotional material over the Internet. Activities to date for Internet services have been immaterial and therefore, the Company has only one reportable business segment. The Company was incorporated in the state of Nevada on May 14, 1999 with its primary operations located in Southern California through the end of 2001, at such time the Company moved its offices to San Jose, Costa Rica and is in the process of changing the focus of the Company. The Board voted to change the name of the Company to AngelCiti Entertainment, Inc. In January 2002, which was approved by a vote of the shareholders in January 2002. The name change was effectively recorded in the State o f Nevada in April 2002.

              Subsequent to the audit date, the Board of Directors accepted the resignation of Adam Zoblotsky and accepted stock to be returned as payment on both officer loans. Larry Hartman was placed as the Company's president and the assets and operations related to the Beverly Hills Film Festival were given to Mr Zoblotsky for the return of his common shares.

              The Company has redefined their operations, and will begin operating as a holding company which will own interests in companies that own and or operate online gambling casinos.

              b.  Accounting Methods

              The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

              c.  Cash and Cash Equivalents

              Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

              d.  Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

              e.  Basic (Loss) Per Share

              The computations of basic (loss) per share of common stock are based on the weighted average number of common shares outstanding during the period of the financial statements. Common stock equivalents, consisting of stock options and warrants, have

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000

e.  Basic (Loss) Per Share (Continued)

              not been included in the calculation as their effect is antidilutive for the periods presented.

                                                                  December 31,
                                                          ------------     ------------
                                                              2001              2000
                                                          ------------     ------------

              Numerator - loss                            $   (382,249)    $   (697,079)

              Denominator - weighted average number of
               shares outstanding                           56,766,166       53,550,436
                                                          ------------     ------------

              Loss per share                              $       (.01)    $       (.01)
                                                          ============     ============


NOTE 1 -      SUMMARY OF ACCOUNTING POLICIES (Continued)

              f.  Property and Equipment

              Property and equipment is recorded at cost. Major additions and improvement are capitalized. The cost and related accumulated depreciation of equipment retired or sold are removed from the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as gain or loss on sale. Depreciation is computed using the straight-line method over the estimated useful life of the assets as follows:

                          Description                   Estimated Useful Life
                          -----------                   ---------------------

                          Leasehold improvements              40 years
                          Furniture and fixtures              5 to 7 years
                          Equipment                           3 to 5 years

              Depreciation expense for the years ended December 31, 2001 and 2000 was $15,462 and $9,861, respectively.

              g.  Impairment of Long-Lived Assets

              In the event that facts and circumstances indicate that the cost of long-lived assets may be impaired, an evaluation of recoverability would be performed. If an evaluation were required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market value or discounted cash flow value is required.

              h.  Revenue Recognition

              Revenues are recognized upon completion of a film or music festival.

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000

NOTE 1 -      SUMMARY OF ACCOUNTING POLICIES (Continued)

i.  Non-Monetary Transactions

              A portion of the revenues recorded by the Company include nonmonetary or barter transactions. In accordance with APB Opinion No. 29, "Accounting for Nonmonetary Transactions", the Company recognizes revenue based on the fair market value of the transaction with an equal amount recorded to the related expense account. The Company engaged in barter transactions for expenses such as advertising, supplies, copying and printing, festival giveaways and hotel rooms in exchange for promotional material included in festival brochures or on the Company's website. The Company recognized revenues and expenses of $38,700 and $39,639 for the years ended December 31, 2001 and 2000, respectively.

              The Company has adopted EITF 99-17, "Accounting for Advertising Barter Transactions" to account for ad for ad transactions. The Company recognized ad revenues and expenses of $2,500 and $3,900 for the years ended December 31, 2001 and 2000, respectively.

              j.  Advertising

              The Company expenses advertising costs as incurred. The Company incurred advertising expense of $8,714 and $40,250 for the years ended December 31, 2001 and 2000, respectively.

              k.  Web Site Development Costs

              The Company has adopted EITF 00-2, "Accounting for Web Site Development Costs" to account for costs incurred in relation to website development. Costs incurred to develop customized database software have been capitalized and are being amortized on a straight-line basis over the expected benefit period of 5 years. Expenses related to operating the website are charged to operations as incurred.

              l.  Fair Value of Financial Instruments

              The estimated fair values for financial instruments under FASB No. 107, "Disclosures About Fair Value of Financial Instruments", are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair value of the Company's financial instruments which includes cash, investments, and borrowings against the investment account approximates the carrying value in the financial statements at December 31, 2001 due to their short-term nature.

              The estimated fair value of the Company's long-term convertible note payable and note receivable from a director approximates the carrying value in the financial statements at December 31, 2001 due to the interest rate and note terms.

              The carrying value of the Company's notes receivable from the President and CEO do not approximate fair value due to the terms and related party nature of the transactions.

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000


NOTE 1 -      SUMMARY OF ACCOUNTING POLICIES (Continued)

              l.  Fair Value of Financial Instruments (Continued)

              The fair value fo the notes total approximately $25,000 using current market interest rates.

              m.  Deferred Revenues

              Deferred revenues primarily represent deposits from filmmakers and sponsors which are deferred initially and recognized as income ratably over the term of the service period or festival as earned.

              n.  Income Taxes

              The Company accounts for income taxes under the liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

              o.  Stock-Based Compensation

              The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB25) and related interpretations in accounting for its employee stock options. In accordance with FASB Statement No. 123, "Accounting for Stock-Based Compensation" (FASB123), the Company will disclose the impact of adopting the fair value accounting of employee stock options. Transactions in equity instruments with non-employees for goods or services have been accounted for using the fair value method as prescribed by FASB 123.

              p.  Concentrations of Credit Risk

              Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed to perform as contracted. Concentration of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or groups of counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly effected by changes in economic or other conditions. In accordance with FASB Statement No. 105, "Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentration of Credit Risk," financial instruments that subject the Company to credit risk are primarily investment accounts and notes due from parties. The credit risk amounts shown do not take into account the value of any collateral or security.

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000


NOTE 1 -      SUMMARY OF ACCOUNTING POLICIES (Continued)

               q.  Impact of Recently Issued Standards

               In June 2001, the Financial Accounting Standards Board (FASB) issued Statements of Financial Accounting Standards No. 141 (SFAS
               141), "Business Combinations" and No. 142 (SFAS 142), "Goodwill and Other Intangible Assets", which establishes new standards for the treatment of goodwill and other intangible assets. SFAS 142 is effective for fiscal years beginning after December 31, 2001. SFAS 142 prescribes that amortization of goodwill will cease as of the adoption date.

               Additionally, the Company will be required to perform an impairment test on goodwill and other intangible assets as of the adoption date, annually thereafter, and whenever events and circumstances occur that might affect the carrying value of such assets. The Company estimates that the effect of ceasing the amortization of goodwill related to SFAS 142 will be material to the company's financial statements subsequent to the adoption date. The Company amortizes approximately $906,000 annually of goodwill for its Intellipay subsidiary. The Company has not yet determined what effect, if any, the impairment test of goodwill and other intangible assets will have on the Company's results of operations and financial position. The Company does not believe that SFAS 141 will have a material impact on its financial position and results of operations.

               In October 2001, the FASB issued Statement of Financial Accounting Standard No. 144 (SFAS 144), "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS replaces Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". SFAS 144 prescribes, among other things, an accounting model for long-lived assets to be disposed of including sales and discontinued operations. The Company is evaluating the impact of this pronouncement on its financial position and results of operations in future filings.

NOTE 2 - GOING CONCERN

               The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has historically incurred significant losses which have resulted in an accumulated deficit of $1,239,810 at December 31, 2001, a working capital deficit and limited internal financial resources. These factors combined, raise substantial doubt about the Company's ability to continue as a going concern. Management has raised $122,000 from the issuance of commons stock pursuant to a Reg S offering to assist with the needed cash-flow requirements of the business. With the change in the Company's business line, expenses have also been decreased such that the Company will have sufficient cash to support operations.

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000


NOTE 3 - MARKETABLE SECURITIES

               Trading Securities:
               ------------------

               Marketable securities consist of equity securities considered by Company management to be trading.

               In accordance with FASB115, "Accounting for Certain Investments in debt and Equity Securities", the Company records unrealized holding gains and losses for trading securities into current period income and offsets the cost basis of the marketable securities. The marketable securities are shown on the balance sheet based on the fair market value as of December 31, 2001 and 2000. During the year ended December 31, 2001 and 2000, the company purchased $117,076 and $255,030, respectively, in marketable securities and sold $182,701 and $98,764, respectively. The Company recorded gains/(losses) on sales of investments of $(7,777) and $14,327, respectively, for the year ended December 31, 2001 and 2000. Unrealized holding losses of $0 and $69,161, respectively, were recorded in earnings for the year ended December 31, 2001 and 2000.

               The Company executes trades in conjunction with a margin account maintained with a broker. As of December 31, 2001 and 2000, the Company owed $0 and $37,901, respectively, to the broker for trades on margin. The Company's investment in marketable securities is used as collateral for the margin account. The margin account is subject to call requirements which vary by the security issuer. Generally, when the value of investments held by the Company fall below. 50%, the Company will be required to fund the trade or sell securities to cover the margin call. The Company is charged interest on outstanding balances which vary by the amount borrowed and are tied to the clearinghouse rate received by the broker.

               Investments Available for Sale
               ------------------------------

               Management determines the appropriate classification of marketable equity security investments at the time of purchase and reevaluates such designation as of as of each balance sheet date. Unrestricted marketable equity securities have been classified as available for sale. Available for sale securities are carried at fair market value, with unrealized gains and losses, net of tax, reported as a net amount in accumulated comprehensive income. Realized

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000


               gains and losses and declines in value judged to be other than temporary on available for sale securities are included in investment income. The cost of securities sold is based on the specific identification method. Interest and dividends on securities classified as available for sale are included in investment income.

NOTE 3 -       MARKETABLE SECURITIES (continued)

               At December 31, 2001, the Company owns restricted shares of common stock of a public company. The restriction can be removed during the current year. Investments in securities are summarized as follows at December 31, 2001:

                                                               Unrealized        Realized           Fair
                                                 Cost          Gain/(Loss)      Gain/(Loss)         Value
                                             ------------     -----------        ----------      ----------
               Available-for-sale
                securities
               December 31, 2001             $    114,000      $   73,650       $       -0-      $  187,650
                                             ============      ==========       ===========      ==========

               Accumulated Comphrehensive Income

               The Company has adopted SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards of reporting and displaying comprehensive income and its purpose financial statements. "Accumulated Comprehensive Income" refers to revenues, expenses, gains and losses that are not included in net income, but rather are recorded directly in stockholders' equity. The adoption of this statement required the Company to record $73,650, in stockholders' equity for unrealized gains on investments available for sale.

NOTE 4 -       RELATED PARTY TRANSACTIONS

               In September 2000, Communications Research, Inc. ("CRI") issued a $6,500 promissory note to the Company in exchange for the Company's payment of legal services in the name of CRI. A director of the Company and the Company's chairman and CEO and one of the major stockholders are officers, directors and shareholders of CRI. The note bears interest of 8% per annum with outstanding principal and interest due September 15, 2002. In connection with the issuance of this promissory note, CRI will also issue 50,000 shares of stock to the Company. There is not a market for CRI's stock, and in management's opinion, the stock has a nominal value.

                           Angelciti Multimedia, Inc.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000


NOTE 4-        RELATED PARTY TRANSACTIONS (Continued)

               In October 2000, the Company loaned $25,000 each to its CEO and its President. As of December 31, 2000 and June 30, 2001, the CEO and President owed $25,532 and $25,910, respectively. The loans are for 5 years at 9% interest. The increase in the amount due from the officers is from the Company's payment of certain expenses in the name of the officers for which the Company is to be repaid. As of December 31, 2000 and June 30, 2001, the total receivable from the officers is $51,442 and is reflected as a deduction from stockholders' equity.

               During 1999, the Company entered into a promissory note agreement with an individual who is the Company's chairman and CEO and one of the major stockholders. The note bears interest of 10% per annum with outstanding principal and interest due August 31, 2000. At December 31, 1999, the principal balance was $17,736 with accrued interest of $839 outstanding. In March 2000, the Company paid in full the outstanding principal balance and accrued interest.

NOTE 5 - PROPERTY AND EQUIPMENT

               Property and equipment consists of the following:

                                                       December 31,
                                                -----------------------
                                                   2001          2000
                                                ----------   ----------
               Furniture                        $      902   $      902
               Office equipment                     20,006       20,006
               Software                             10,000       10,000
                                                    30,908       30,908
               Less accumulated depreciation       (20,193)      (4,731)
                                                ----------   ----------

                           Total                $   10,715   $   26,177
                                                ==========   ==========

              The Company recorded depreciation expense of $15,462 and $9,861 for the years ended December 31,2001 and 2000, respectively.

              During the year ended December 31, 2000, the Company sold video duplication equipment recognizing a gain on sale of $3,095 and a vehicle recognizing a loss on sale of $2,425

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000


NOTE 6 - ACCRUED LIABILITIES

         Accrued liabilities consist of the following:

                                                                  December 31,
                                                             ---------------------
                                                               2001         2000
                                                             -------     ---------
              Accrued interest on convertible note           $  3,886    $     943
              Accrued amounts owed to outside contractors           -        4,195
              Accrued credit card payable                       2,932        3,987
              Accrued income taxes                                  -          800
              Accrued professional fees                             -        6,466
                                                             -------     ---------

                                                             $  6,818    $  16,391
                                                             ========    =========


NOTE 7 - CONVERTIBLE NOTE PAYABLE

              In September 2000, the Company entered into a promissory note agreement with an individual. The face value of the note is $500,000 and bears interest of 2% per annum with outstanding principal and interest due September 7, 2003. At the option of the note holder, any portion of the loan may be converted into common stock of the Company at $0.125 per share.

              In October 2000,the note holder converted the principal amount of $350,000 into 2,800,000 shares of common stock valued at $0.125 per share.

              During 2001, the Company provided services for the noteholder and decreased the note amount by $4,000 to a balance of $146,000 at December 31, 2001.

NOTE 8 - STOCKHOLDERS' EQUITY

              In November 2000, the Board of Directors authorized an increase in the number of shares authorized form 40,000,000 shares to 60,000,000 shares of common stock. In addition, the Board of directors authorized an 8 to 1 common stock split. All references in the financial statements and notes to financial statements have been restated to reflect the increased number of shares authorized and outstanding.

              In September 1999, the Company began a private placement offering of a maximum of 8,000,000 post split shares of common stock at an offering price of $0.125 per share. At December 31, 1999, the Company had issued 692,000 shares with net proceeds totaling $82,750. In addition, as of December 31, 1999, the Company accepted subscription agreements for the

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000


NOTE 8 - STOCKHOLDERS' EQUITY (continued)

              purchase of an additional 136,000 shares. During 2000, the Company issued an additional 2,120,000 shares with net proceeds totaling $265,000.

              During the first six months of 2000, the Company issued 2,3986,664 common shares valued at $0.125 per share in return for services received and services to be provided in the future. Of the 2,396,664 common shares issued, 480,000 common shares were issued to an outside contractor for web site services. The Company recognized compensation expense of $60,000 during 2000 in connection with the services received. The remaining 1,916,664 common shares were issued to an outside contractor for investment services to be provided over a two-year period. The Company recognized compensation expense of $117,700 and $121,883 for 2001 and 2000, respectively.

              In November 2000, the Company issued 40,000 common shares to each of two outside directors. The shares were valued at $0.125 per share. The Company recognized compensation expense of $10,000 for the year ended December 31, 2000 for director compensation expense.

              During the year ended December 31, 2000, the Company issued 271,800 common shares in exchange for equipment at $0.125 per share for a total value of $33,975. Of these 271,800 shares, 80,000 were for services performed for the Company for a custom database system. The Company assigned a $10,000 value to these services and capitalized the amount in accordance with EITF00- 2, "Accounting for Website Development Costs".

              During the year ended December 31, 2000, the Company issued 87,336 common shares at $0.125 per share to settle liabilities in the amount of $10,917. Of the 87,336 shares issued, 4,000 were issued in connection with the interest payable on a note to a related party (see Note 8). The remaining 83,336 were issued in connection with services rendered by an outside contractor.

              During the year ended December 31, 2000, the CEO and President each forgave $40,000 owed to them for deferred salary plus accrued payroll taxes of $10,346. The Company recorded these transactions as capital contributions.

              For services provided in connection with the preparation of the SB-2 Registration Statement, during March 2001, the Company's attorneys received 300,000 shares of common stock valued at $0.025 per share based on the value of the legal services provided.

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000


NOTE 8 - STOCKHOLDERS' EQUITY (continued)

              In December 2001, the Company issued 1,300,000 shares of common stock at $1.00 per share to three companies for consulting services to be performed in 2002 . These prepaid consulting fees have been recorded as a contra equity account and will be amortized during 2002.

              Also, in November 2001, the Company issued 1,300,000 shares of common stock valued at $1.00 per share to three corporations for notes receivable of $1,236,667 bearing interest at 8% per annum with principal and ieterest due in November 2003. In addition to the notes, the Company received shares in Accesspoint Corp. valued at $63,333 (See Investments Available for Sale).

              In November 2001, the Company issued 15,000 shares for $15,000 in cash pursuant to the private placement at a price of $1 per share.


NOTE 9 - INCOME TAXES

              Income tax expense is comprised of the following:

                                                            December 31,
                                              -----------------------------
                                                  2001             2000
                                              --------------    -------------

              Current:
                        Federal               $            -    $           -
                        State                            800              800
                                              --------------    -------------

                                                         800              800
                                              --------------    -------------

                        Deferred:
                        Federal                            -                -
                        State                              -                -
                                              --------------    -------------

                                                           -                -
                                              --------------    -------------

                        Income Tax Expense    $          800    $         800
                                              ==============    =============

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000


NOTE 9 - INCOME TAXES (Continued)

              Deferred income tax assets (liabilities) are comprised of the following at December 31, 2001 and 2000: Current deferred income tax assets (liabilities):

                                                                            December 31,
                                                                   ------------------------
                                                                      2001          2000
                                                                   ----------    ----------

                          Accrued payroll                          $     --      $    6,338
                          Deferred revenue                               --          22,827
                          Unrealized loss on trading securities          --          27,443
                                                                   ----------    ----------
                                                                         --          56,608
                          Valuation allowance                            --         (56,608)
                                                                   ----------    ----------

                          Net current deferred tax asset           $     --      $     --
                                                                   ==========    ==========

              Long-term deferred tax assets (liabilities):

                          Property and equipment                   $        2    $   21,664
                          Start-up expenses                             5,820         5,820
                          Net operating loss carryforward             384,341       239,671
                                                                   ----------    ----------
                                                                      390,163       267,155
                          Valuation allowance                        (390,163)     (267,155)
                                                                   ----------    ----------

                          Net long-term deferred tax asset         $     --      $     --
                                                                   ==========    ==========

              Total income tax expense (benefit) differed from the amounts computed by applying the U.S. federal statutory tax rates to pre-tax income as follows:

                                                                          December 31,
                                                                   ------------------------
                                                                       2001         2000
                                                                   ----------    ----------
              Total expense (benefit) computed by applying
               the U.S. statutory rate
                          Amount of expected tax benefit           $ (144,670)   $ (236,735)
                          Nondeductible expenses                         --          31,448
                          State income taxes                              800           800
                          Change in beginning balance of
                               valuation allowance                    144,670       205,287
                                                                   ----------    ----------

                                                                   $      800    $      800
                                                                   ==========    ==========

                           ANGELCITI MULTIMEDIA, INC.
                        Notes to the Financial Statements
                           December 31, 2001 and 2000


NOTE 9 - INCOME TAXES (Continued)

              As of December 31, 2001, the Company has available net operating loss carryforwards for income taxes of approximately $942,000 and $940,000 for federal and California, respectively that begin to expire in the years 2019 and 2007, respectively. Future changes in ownership, as defined by section 382 of the Internal Revenue Code, could limit the amount of net operating loss carryforwards used in any one year.

              The Company will continue to assess the realizability of the deferred tax assets in future periods. The valuation allowance increased by $144,670 during the year ended December 31, 2001.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

              Leases

              The Company leases office space under a noncancellable operating lease. Total rental expense was $41,578 and $46,480 for the year ended December 31,2001 and 2000, respectively. The lease expired in 2001 and the Company moved its operations to San Jose, Costa Rica in early 2002. No operating lease was in effect at December 31, 2001.

NOTE 11 - SUBSEQUENT EVENTS

              On January 14, 2002, the Company all rights that they possessed to the Beverly Hills Film Festival to an entity controlled by the former President, Adam Zoblotsky. Mr. Zoblotsky surrendered 20,000,000 shares of common, leaving him with 2,400,000 of common shares.

              On January 14, 2002, Mr. Hartman returned 13,360,000 shares of common stock to treasury in exchange for the forgiveness of a $25,000 loan made by the Company to Mr. Hartman and the issuance to Mr. Hartman of an option to purchase 3,000,000 of our common shares at a price of $0.10 per share. This left Mr. Hartman with 9,040,000 of common shares without taking into account the 3,000,000 shares that Mr. Hartman may purchase in the future pursuant to the aforementioned option.

                                    Exhibit A

                            SHARE EXCHANGE AGREEMENT

                                  BY AND AMONG

                          ICHANCE INTERNATIONAL, INC.,
                            WORLDWIDE MANAGEMENT, SA
                                       AND
                         ANGELCITI ENTERTAINMENT, INC.,
                THE SOLE SHAREHOLDER OF WORLDWIDE MANAGEMENT, SA

                               FOR THE EXCHANGE OF

                                  CAPITAL STOCK

                                       OF

                           WORLDWIDE MANAGEMENT, INC.


                          DATED AS OF NOVEMBER 7, 2002

                                TABLE OF CONTENTS

SECTION                                                                                                    PAGE
-------                                                                                                    ----
                                                     ARTICLE I
                                         EXCHANGE OF SHARES FOR COMMON STOCK
1.1           Agreement to Exchange Shares for Common Stock..................................................1
1.2           Closing........................................................................................1

                                                     ARTICLE II
              REPRESENTATIONS AND WARRANTIES OF WORLDWIDE MANAGEMENT AND ANGELCITI

2.1           Corporate Organization.........................................................................2
2.2           Capitalization of the Company..................................................................2
2.3           Subsidiaries and Equity Investments............................................................3
2.4           Authorization and Validity of Agreements.......................................................3
2.5           No Conflict or Violation.......................................................................3
2.6           Consents and Approvals.........................................................................3
2.7           Financial Statements...........................................................................3
2.8           Absence of Certain Changes or Events...........................................................4
2.9           Tax Matters....................................................................................4
2.10          Absence of Undisclosed Liabilities.............................................................5
2.11          Interests in Real Property.....................................................................5
2.12          Personal Property..............................................................................5
2.13          Licenses, Permits and Governmental Approvals...................................................5
2.14          Compliance with Law............................................................................6
2.15          Litigation.....................................................................................6
2.16          Contracts......................................................................................7
2.17          Employee Plans.................................................................................7
2.18          Insurance......................................................................................7
2.19          Environmental Matters..........................................................................8
2.20          Labor Matters..................................................................................8
2.21          Disclosure.....................................................................................9
2.22          Survival.......................................................................................9

                                                     ARTICLE III
                                            REPRESENTATIONS OF ANGELCITI

3.1           Title to Shares................................................................................9
3.2           Authorization and Reliability of Agreement.....................................................9
3.3           Investment Representation......................................................................9

                                                     ARTICLE IV
                            REPRESENTATIONS AND WARRANTIES OF ICHANCE INTERNATIONAL, INC

4.1           Corporate Organization........................................................................10
4.2           Capitalization of iChance International.......................................................10
4.3           Subsidiaries and Equity Investments...........................................................10
4.4           Authorization and Validity of Agreements......................................................11
4.5           No Conflict or Violation......................................................................12
4.6           Consents and Approvals........................................................................12
4.7           Financial Statements..........................................................................12
4.8           Absence of Certain Changes or Events..........................................................12
4.9           Tax Matters...................................................................................13
4.10          Absence of Undisclosed Liabilities............................................................14
4.11          Interests in Real Property....................................................................14
4.12          Personal Property.............................................................................14
4.13          Licenses, Permits and Governmental Approvals..................................................14
4.14          Compliance with Law...........................................................................15
4.15          Litigation....................................................................................15
4.16          Contracts.....................................................................................15
4.17          Employee Plans................................................................................16
4.18          Insurance.....................................................................................16
4.19          Environmental Matters.........................................................................16
4.20          Labor Matters.................................................................................17
4.21          Investment Intent.............................................................................17
4.22          iChance International SEC Filings.............................................................17
4.23          Disclosure....................................................................................18
4.24          Survival......................................................................................18

                                                      ARTICLE V
                                                      COVENANTS

5.1           Certain Changes and Conduct of Business.......................................................18
5.2           Access to Properties and Records..............................................................20
5.3           Negotiations..................................................................................20
5.4           Consents and Approvals........................................................................21
5.5           Public Announcement...........................................................................21
5.6           Resignation of iChance's Officers and Directors ..............................................21
5.7           Balance Sheet.................................................................................21
5.8           Worldwide Management Issuance ..............................................................  21

                                                     ARTICLE VI
                                 CONDITIONS TO OBLIGATIONS OF ICHANCE INTERNATIONAL

6.1           Representations and Warranties of Worldwide Manag. and Angelciti..............................22
6.2           Agreements and Covenants......................................................................22
6.3           Consents and Approvals........................................................................22
6.4           No Violation of Orders........................................................................22
6.5           Other Closing Documents....................................................................   22

                                                     ARTICLE VII
                                 CONDITIONS TO OBLIGATIONS OF WORLDWIDE MANAGEMENT
                                         AND THE SOLE SHAREHOLDER, ANGELCITI

7.1           Representations and Warranties of iChance ....................................................23
7.2           Agreements and Covenants......................................................................23
7.3           Consents and Approvals........................................................................23
7.4           No Violation of Orders........................................................................23
7.5           Other Closing Documents.......................................................................23
7.6           Resignation ..................................................................................24
7.7           Corporate Matters.............................................................................24

                                                  ARTICLE VIII
                                             TERMINATION AND ABANDONMENT

8.1           Methods of Termination........................................................................24
8.2           Procedure Upon Termination....................................................................25


                                                     ARTICLE IX
                                               POST-CLOSING AGREEMENTS

9.1           Consistency in Reporting......................................................................25
9.2           Indemnity.....................................................................................25

                                                      ARTICLE X
                                              MISCELLANEOUS PROVISIONS

10.1          Survival Provisions  .........................................................................26
10.2          Publicity ....................................................................................26
10.3          Successors and Assigns; No Third-Party Beneficiaries .........................................26
10.4          Investment Bankers, Financial Advisors, Brokers and Finders ..................................26
10.5          Fees and Expenses ............................................................................26
10.6          Notices ......................................................................................27

10.7          Entire Agreement .............................................................................28
10.8          Severability .................................................................................28
10.9          Titles and Headings ..........................................................................28
10.10         Counterparts .................................................................................28
10.11         Convenience of Forum; Consent to Jurisdiction ................................................28
10.12         Enforcement of the Agreement .................................................................29
10.13         Governing Law ................................................................................29

                            SHARE EXCHANGE AGREEMENT


         THIS SHARE EXCHANGE AGREEMENT, dated as of November 7, 2002, by and among ICHANCE INTERNATIONAL, INC, a Nevada corporation ("iChance") and Worldwide Management, SA, a Costa Rica corporation ("Worldwide Management") and Angelciti Entertainment, Inc., a Nevada corporation and the sole Angelciti of Worldwide Management ("Angelciti"),

         WHEREAS, iChance is a corporation organized under the laws of the State of Nevada and is responsible for filing certain reports with the Securities and Exchange Commission ("SEC") pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         WHEREAS, Angelciti owns 100% the issued and outstanding shares of common stock (the "Shares") of Worldwide Management; and

         WHEREAS, Angelciti believes it is in the best interest of its Angelciti to exchange the Shares for shares of the common stock, par value $.001 per share, of iChance, upon the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, the parties desire this to be a tax-free exchange under the Internal Revenue Code;

         NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                       EXCHANGE OF SHARES FOR COMMON STOCK

         SECTION 1.1. AGREEMENT TO EXCHANGE SHARES FOR COMMON STOCK. On the Closing Date (as hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement, Angelciti shall sell, assign, transfer, convey and deliver the Shares (representing 10,000 shares or 100% of the common stock of Worldwide Management) to iChance, and iChance shall accept the Shares from the Angelciti in exchange for the shares of Common Stock as defined below.

         SECTION 1.2. CLOSING. The closing of such exchange (the "Closing") shall take place at 10:00 a.m. E.S.T. on the second business day after the conditions to closing set forth in Articles VI and VII have been satisfied or waived, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date"), at the principal offices of iChance at 14354 N. Frank Lloyd Wright Blvd., Suite 4, Scottsdale, Arizona. At the Closing, Angelciti shall deliver to iChance the stock certificates representing the Shares, duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank. In full consideration and exchange for the Shares, IChance shall exchange with Angelciti 21,000,000 shares of the common stock, par value $.001 per share (the "Common Stock"), of iChance, after the effectiveness of a 4 for 1 reverse split by IChance.

                                   ARTICLE II

             REPRESENTATIONS AND WARRANTIES OF WORLDWIDE MANAGEMENT
                                  AND ANGELCITI

         Worldwide Management and Angelciti hereby represent, warrant and agree as follows:

         SECTION 2.1.   CORPORATE ORGANIZATION.

                  (a) Worldwide Management is a corporation duly organized, validly existing and in good standing under the laws of the Country of Costa Rica, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by Worldwide Management or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of Worldwide Management (a "Worldwide Management Material Adverse Effect");

                  (b) Copies of the Articles of Incorporation and By-laws of Worldwide Management, with all amendments thereto to the date hereof, have been furnished to IChance, and such copies are accurate and complete as of the date hereof. The minute books of Worldwide Management are current as required by law, contain the minutes of all meetings of the Board of Directors from date of incorporation to this date, and adequately reflect all material actions taken by the Board of Directors of Worldwide Management.

         SECTION 2.2. CAPITALIZATION OF THE COMPANY. The authorized capital stock of Worldwide Management consists of 10,000 shares of common stock$.01 par value per share, of which 10,000 shares are outstanding. All of the shares of capital stock have been duly authorized and validly issued, and are fully paid and nonassessable and no personal liability attaches to the ownership thereof. The Shares are the sole outstanding shares of capital stock of Worldwide Management, and there are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of Worldwide Management.

         SECTION 2.3. SUBSIDIARIES AND EQUITY INVESTMENTS. Worldwide Management has no subsidiaries or equity interest in any corporation, partnership or joint venture.

         SECTION 2.4. AUTHORIZATION AND VALIDITY OF AGREEMENTS. Worldwide Management has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Worldwide Management and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Worldwide Management are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

         SECTION 2.5. NO CONFLICT OR VIOLATION. The execution, delivery and performance of this Agreement by Worldwide Management and Angelciti does not and will not violate or conflict with any provision of the Articles of Incorporation or By-laws of Worldwide Management, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Worldwide Management or Angelciti is a party or by which any of them is bound or to which any of its or their respective properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Worldwide Management, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which Worldwide Management is bound.

         SECTION 2.6. CONSENTS AND APPROVALS. Schedule 2.6 sets forth a true and complete list of each consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by Worldwide Management and Angelciti or the performance by Worldwide Management and Angelciti of its or their obligations hereunder.

         SECTION 2.7. FINANCIAL STATEMENTS. Worldwide Management was incorporated in December 2001 and commenced operations in May 2002. Angelciti has heretofore furnished to IChance unaudited consolidated financial statements for the six month period ended June 30, 2002 (the financial statements being hereinafter referred to as the "Financial Statements"). The Financial Statements, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles, (ii) present fairly, in all material aspects, the financial position, results of operations and changes in financial position of Angelciti and Worldwide Management, as consolidated, as of such date and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of Angelciti and Worldwide Management,
(iv) can be reconciled with the financial statements and the financial records maintained and the accounting methods applied by Angelciti and Worldwide Management for federal income tax purposes, (v) and contain all entries recommended by Angelciti and Worldwide Management's Accountants.

         SECTION 2.8. ABSENCE OF CERTAIN CHANGES OR EVENTS. Since June 30, 2002 and except as set forth on Schedule 2.8:

                  (a) Worldwide Management has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or conditions financial or otherwise of Worldwide Management. Worldwide Management does not know or has reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of Worldwide Management;

                  (b) there has not been any substantive change in any method of accounting or accounting practice of Worldwide Management;

                  (c) there has not been any declarations, setting aside or payment of dividends or distributions with respect to shares of Worldwide Management or any redemption, purchase or other acquisition of any other Worldwide Management's securities; and

                  (d) an increase in the compensation payable or to become payable to any director or officer of Worldwide Management.


         SECTION 2.9. TAX MATTERS. All returns, reports, or information return or other document (including any relating or supporting information) required to be filed before the Closing in respect of Worldwide Management has been filed, and Worldwide Management has paid, accrued or otherwise adequately reserved for the payment of all Taxes required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed. All Taxes of Worldwide Management have been paid or adequately provided for and Worldwide Management knows of no proposed additional tax assessment against Worldwide Management not adequately provided for in the Financial Statements. No deficiency for any Taxes has been asserted or assessed by a taxing authority against Worldwide Management, there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of Worldwide Management. In the ordinary course, Worldwide Management makes adequate provision on its books for the payment of Taxes (including for the current fiscal period) owed by Worldwide Management. Worldwide Management has not executed an extension or waiver of any statute of limitations on the assessment or collection of tax that is currently in effect.

         "Taxes" shall, for purposes of this Agreement, mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

         SECTION 2.10. ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth on Schedule 2.10 Worldwide Management has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of Worldwide Management as of that date included in the Financial Statements other than liabilities incurred or accrued in the ordinary course of business since September 30, 2002. Except as shown in such balance sheets or in the notes to the Financial Statements, Worldwide Management is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person.

         SECTION 2.11. INTERESTS IN REAL PROPERTY. Worldwide Management does not own any item of real property.

         SECTION 2.12. PERSONAL PROPERTY. Worldwide Management owns all personal property ("Personal Property") purported to be owned by it as of the date hereof, in each case free and clear of all Liens, except for those Liens described in Schedule 2.12. All of the Personal Property owned or leased by, and commonly used or necessary for or in the operations of Worldwide Management: (i) is in such operating condition repair as may be necessary to carry on the business of Worldwide Management as it is now being conducted, subject only to ordinary wear and tear; and (ii) is sufficient, in the aggregate, for all purposes of the business of Worldwide Management.

         SECTION 2.13. LICENSES, PERMITS AND GOVERNMENTAL APPROVALS. Schedule
2.13 sets forth a true and complete list of all licenses, permits, franchises, authorizations and approvals issued or granted to Worldwide Management by any federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"), and all pending applications therefor. Each License and Permit is valid and in full force and effect, and, to Worldwide Management's best knowledge, is not subject to any pending or threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid in any respect. The Licenses and Permits are sufficient and adequate in all material respects to permit the continued lawful conduct of Worldwide Management's business in the manner now conducted and as has been proposed by Worldwide Management to be conducted. Except as set forth in
Schedule 2.13, no such License and Permit will in any way be affected by, or terminate or lapse by reason of the transactions contemplated by this Agreement.

         SECTION 2.14. COMPLIANCE WITH LAW. The operations of Worldwide Management have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over Worldwide Management and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a Worldwide Management Material Adverse Effect. Worldwide Management has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to Worldwide Management or any of its assets, properties or operations.

         SECTION 2.15. LITIGATION. Except as set forth on Schedule 2.15, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Worldwide Management's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against Worldwide Management or any of its officers, directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of Worldwide Management or the transactions contemplated by this Agreement, nor is any basis known to it for any such action, suit, proceeding or investigation. Schedule 2.15 sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither Worldwide Management nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any country, judicial, state or local court or governmental or regulatory authority or arbitrator, that would have a Worldwide Management Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

         SECTION 2.16. CONTRACTS. Schedule 2.16 sets forth a true and complete list of all material contracts, agreements and other instruments to which Worldwide Management is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material, (a) contracts, agreements and commitments not made in the ordinary course of business; (b) purchase and supply contracts;
(c) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit; (d) leases and subleases of real or personal property; (e) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights; (f) contracts or commitments limiting or restraining Worldwide Management from engaging or competing in any lines of business or with any person, firm, or corporation; (h) partnership and joint venture agreements; and (i) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof. Worldwide Management has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Commitment, and to Worldwide Management's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the best of Worldwide Management's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

         SECTION 2.17. EMPLOYEE PLANS. Schedule 2.17 lists every pension, savings, retirement, severance health, insurance or other employee benefit plan (collectively referred to herein as the "Plans") which Worldwide Management maintains, or has any obligation to contribute to and Worldwide Management is in compliance with such plans.

         SECTION 2.18. INSURANCE. Schedule 2.18 lists the insurance and the aggregate coverage amount and type and generally applicable deductibles of all policies of title, liability, fire, casualty, business interruption, workers' compensation, disability and other forms of insurance insuring the properties, assets and operations of the business of Worldwide Management. Except as set forth in Schedule 2.18, all such policies and bonds are in full force and effect, underwritten by financially sound and reputable insurers (to Worldwide Management's best knowledge) and sufficient for all applicable requirements of law and will not in any way be effected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. Worldwide Management is not in material default under any provisions of any such policy of insurance and has not received notice of cancellation of any such insurance. Except as set forth in Schedule 2.18, there is no claim by Worldwide Management pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

         SECTION 2.19. ENVIRONMENTAL MATTERS. Worldwide Management has obtained and maintained in effect all licenses, permits and other authorizations required under all applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and is in compliance with all Environmental Laws and with all such licenses, permits and authorizations except where the failure to comply would not have a Worldwide Management Material Adverse Effect. Worldwide Management has not performed or suffered any act which could give rise to, or has otherwise incurred liability to any person (governmental or not) under any Environmental Laws, nor has Worldwide Management received notice of any such liability or any claim therefor.

         SECTION 2.20.   LABOR MATTERS.

                  (a) Except as set forth in Schedule 2.20: (i) Worldwide Management is not a party to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission; (ii) Worldwide Management is not a party to any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); (iii) Worldwide Management is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Worldwide Management nor does Worldwide Management know of any activities or proceedings of any labor union to organize any such employees. Worldwide Management has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder.

                  (b) Except as set forth in Schedule 2.20: (i) Worldwide Management is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment; (ii) there is no unfair labor practice charge or complaint pending; (iii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to Worldwide Management's best knowledge, threatened against or affecting Worldwide Management, and Worldwide Management has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or written respect to employees of Worldwide Management since June 30, 2002; (iv) there is no question concerning representation exists relating to the employees of Worldwide Management; (v) there are no charges with respect to or relating to Worldwide Management pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; (vi) Worldwide Management has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of Worldwide Management and no such investigation is in progress.

         SECTION 2.21. DISCLOSURE. This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of Worldwide Management in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

         SECTION 2.22. SURVIVAL. Each of the representations and warranties set forth in this Article II shall be deemed represented and made by Worldwide Management at the Closing as if made at such time and shall survive the Closing for a period terminating on the fourth anniversary.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF ANGELCITI

         The Angelciti hereby represents, warrants and agrees as follows:

         SECTION 3.1. TITLE TO SHARES. Angelciti will have at the Closing, valid and marketable title to all of the Shares, free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions.

         SECTION 3.2. AUTHORIZATION AND RELIABILITY OF AGREEMENT. Angelciti has the power to enter into this Agreement and to carry out the obligations hereunder. This Agreement has been duly executed by Angelciti, or its authorized representative, and constitutes the valid and binding obligation of Angelciti and is enforceable against Angelciti in accordance with its terms.

         SECTION 3.3. INVESTMENT REPRESENTATION. Angelciti is acquiring the shares of Common Stock of iChance for its own account and has no present arrangement or agreement for the sale, pledge or hypothecation of the shares of Common Stock of iChance to any person or firm and Angelciti has acknowledged that it is acquiring the shares of Common Stock of iChance in good faith for the purposes of investment, that the shares of Common Stock of iChance have not been registered under the Securities Act of 1993, as amended, and that it has agreed to the placement of a restrictive legend thereon.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF ICHANCE

         iChance represents, warrants and agrees as follows:

         SECTION 4.1.    CORPORATE ORGANIZATION.

                  (a) iChance is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by iChance or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of iChance (a "IChance Material Adverse Effect").

                  (b) Copies of the Articles of Incorporation and By-laws of iChance, with all amendments thereto to the date hereof, have been furnished to Angelciti and Worldwide Management, and such copies are accurate and complete as of the date hereof. The minute books of iChance are current as required by law, contain the minutes of all meetings of the Board of Directors, committees of the Board of Directors from the date of incorporation to this date, and adequately reflect all material actions taken by the Board of Directors and committees of the Board of Directors of iChance.

         SECTION 4.2. CAPITALIZATION OF THE COMPANY; TITLE TO THE SHARES. The authorized capital stock of iChance consists of (a) 25,000,000 shares of common stock, par value $.001 per share, of which 11,860,000 shares are outstanding (the "iChance Shares"). All of the outstanding shares of capital stock have been duly authorized and validly issued, and are fully paid and nonassessable and no personal liability attaches to the ownership thereof. Except as set forth on
Schedule 4.2, the iChance Shares are the sole outstanding shares of capital stock of iChance, and there are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of iChance.

         SECTION 4.3.      SUBSIDIARIES AND EQUITY INVESTMENTS.

                  (a) Schedule 4.3 sets forth (i) the name of each corporation which iChance will own at the date of Closing, directly or indirectly, shares of capital stock having in the aggregate 10% or more of the total combined voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors of such corporation (hereinafter referred to collectively as "Subsidiaries" and individually as a "Subsidiary") (ii) the name of each corporation, partnership, joint venture or other entity (other than the Subsidiaries) in which iChance has, or pursuant to any agreement has the right to acquire at any time by any means, directly or indirectly, an equity interest or investment; (iii) in the case of each of such corporations described in clauses (i) and (ii) above, (A) the jurisdiction of incorporation, (B) the capitalization thereof and the percentage of each class of capital voting stock owned by iChance, (C) a description of any contractual limitations on the holder's ability to vote or alienate such securities, (D) a description of any outstanding options or other rights to acquire securities of such corporation, and (E) a description of any other contractual provision to which iChance is subject which would materially limit or impair any of iChance's ownership of such entity or interest or its ability to effectively exercise the full rights of ownership of such entity or interest; and (iv) in the case of each of such unincorporated entities, information substantially equivalent to that provided pursuant to clause (iii) above with regard to corporate entities.

                  (b) Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted. Each Subsidiary is duly qualified to do business as a foreign corporation in every jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by iChance or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of iChance. All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable. iChance owns of record and beneficially such amounts of securities of the Subsidiaries as are identified in
Schedule 4.3 hereto and, aside from the items identified in Schedule 4.3, iChance owns such securities free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions. There are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any issued or unissued shares of capital stock of any Subsidiary.

         SECTION 4.4. AUTHORIZATION AND VALIDITY OF AGREEMENTS. iChance has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by iChance and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of IChance are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

         SECTION 4.5. NO CONFLICT OR VIOLATION. Except as otherwise set forth on
Schedule 4.5, the execution, delivery and performance of this Agreement by iChance does not and will not violate or conflict with any provision of the Articles of Incorporation or By-laws of iChance, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which iChance is a party or by which it is bound or to which any of its respective properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of iChance, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which iChance is bound.

         SECTION 4.6. CONSENTS AND APPROVALS. Schedule 4.6 sets forth a true and complete list of each consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by IChance or the performance by IChance of its obligations hereunder.

         SECTION 4.7. FINANCIAL STATEMENTS. iChance has heretofore furnished to Worldwide Management and Angelciti (a) audited financial statements as of and for the years ended on December 31, 2002 and 2001, accompanied by the reports thereon of iChance's Accountants, and the unaudited financial statements for the period ended June 30, 2002 (the "Financial Statements"). The Financial Statements, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles, (ii) present fairly, in all material respects, the financial position, results of operations and changes in financial position of iChance as of such dates and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of IChance, (iv) can be reconciled with the financial statements and the financial records maintained and the accounting methods applied by iChance for federal income tax purposes, and (v) contain all entries recommended by iChance's Accountants.

         SECTION 4.8. ABSENCE OF CERTAIN CHANGES OR EVENTS. Since June 30, 2002, and except (i) as contemplated by this Agreement (ii) set forth in the reports filed by iChance (the "iChance Public Reports") with the SEC or (iii) as set forth on Schedule 4.8:

                  (a) iChance has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or conditions financial or otherwise of iChance. IChance does not know or has reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of iChance;

                  (b) there has not been any substantive change in any method of accounting or accounting practice of iChance;

                  (c) there have not been any declarations, setting aside or payment of dividends or distributions with respect to shares of iChance or any redemption, purchase or other acquisition of any other iChance's securities; and

                  (d) an increase in the compensation payable or to become payable to any director or officer of iChance other than pursuant to employment agreements or consistent with prior past practices.

         SECTION 4.9. TAX MATTERS. All returns, reports, or information return or other document (including any relating or supporting information) required to be filed before the Closing in respect of iChance has been filed, and iChance has paid, accrued or otherwise adequately reserved for the payment of all Taxes required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed. All Taxes of iChance have been paid or adequately provided for and iChance knows of no proposed additional tax assessment against iChance not adequately provided for in the Financial Statements. No deficiency for any Taxes has been asserted or assessed by a taxing authority against iChance, there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of iChance. In the ordinary course, iChance makes adequate provision on its books for the payment of Taxes (including for the current fiscal period) owed by iChance. iChance has not executed an extension or waiver of any statute of limitations on the assessment or collection of tax that is currently in effect.

         Taxes shall for purposes of this Agreement mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

         Schedule 4.9 sets forth an accurate and complete list of all tax loss carry-forwards.

         SECTION 4.10. ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth on Schedule 4.10 or 4.i6, IChance has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of iChance as of June 30, 2002, other than liabilities incurred or accrued in the ordinary course of business since June 30, 2002. Except as shown in such balance sheets or in the notes to the Financial Statements or as disclosed in a iChance Public Report, iChance is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except endorsements in the ordinary course of business in connection with the deposit of items for collection.

         SECTION 4.11. INTERESTS IN REAL PROPERTY. Other than the office lease relating to the property located at 14354 N. Frank Lloyd Wright Blvd., Suite 4, Scottsdale, Arizona 85260 to be terminated as of the Closing, iChance does not own or lease any real property.

         SECTION 4.12. PERSONAL PROPERTY. iChance owns all personal property (including properties that may be deemed to be a mix of personal property and Real Property, ("Personal Property")) purported to be owned by it as of the date hereof, in each case free and clear of all Liens, except for those Liens described in Schedule 4.12. All of the Personal Property owned or leased by, and commonly used or necessary for or in the operations of, any of, iChance: (i) is, in the aggregate, in such operating condition repair as may be necessary to carry on the business of iChance as it is now being conducted, subject only to ordinary wear and tear; and (ii) is sufficient, in the aggregate, for all purposes of the business of iChance.

         SECTION 4.13. LICENSES, PERMITS AND GOVERNMENTAL APPROVALS. Schedule
4.13 sets forth a true and complete list of all licenses, permits, franchises, authorizations and approvals issued or granted to IChance by any federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"), and all pending applications therefor. Each License and Permit is valid and in full force and effect, and, to IChance's best knowledge, is not subject to any pending or threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid in any respect. The Licenses and Permits are sufficient and adequate in all material respects to permit the continued lawful conduct of IChance's business in the manner now conducted and as has been proposed by IChance to be conducted. Except as set forth in Schedule 4.13, no such License and Permit will in any way be affected by, or terminate or lapse by reason of the transactions contemplated by this Agreement.

         SECTION 4.14. COMPLIANCE WITH LAW. The operations of IChance have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over IChance and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a IChance Material Adverse Effect. IChance has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to IChance or any of its assets, properties or operations.

         SECTION 4.15. LITIGATION. Except as disclosed in a IChance Public Report, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the IChance's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against IChance or any of its officers, directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of IChance or the transactions contemplated by this Agreement, nor is any basis known to IChance for any such action, suit, proceeding or investigation. Schedule 4.15 sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither IChance nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, that would have a IChance Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

         SECTION 4.16. CONTRACTS. Schedule 4.16 sets forth a true and complete list of all material contracts, agreements and other instruments to which IChance is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material, (a) contracts, agreements and commitments not made in the ordinary course of business; (b) purchase and supply contracts; (c) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit; (d) leases and subleases of real or personal property; (e) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights; (f) contracts or commitments limiting or restraining IChance from engaging or competing in any lines of business or with any person, firm, or corporation; (h) partnership and joint venture agreements; and (i) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Except as disclosed in a IChance Public Report, each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof except as disclosed in a IChance Public Report. IChance has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Commitment, and to IChance's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default except as disclosed in a IChance Public Report. To the best of IChance's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

         SECTION 4.17. EMPLOYEE PLANS. IChance has complied in all material respects with the requirements of Section 4980B of the Code and Sections 601 to 608 of ERISA relating to continuation coverage for group health plans. Schedule
4.17 lists every pension, savings, retirement, severance health, insurance or other employee benefit plan (collectively referred to herein as the "Plans") which IChance maintains, or has any obligation to contribute to.

         SECTION 4.18. INSURANCE. Schedule 4.18 lists the insurance and the aggregate coverage amount and type and generally applicable deductibles of all policies of title, liability, fire, casualty, business interruption, workers' compensation, disability and other forms of insurance insuring the properties, assets and operations of the business of IChance. Except as set forth in
Schedule 4.18, all such policies and bonds are in full force and effect, underwritten by financially sound and reputable insurers (to IChance's best knowledge) and sufficient for all applicable requirements of law and will not in any way be effected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. IChance is not in material default under any provisions of any such policy of insurance and has not received notice of cancellation of any such insurance. Except as set forth in
Schedule 4.18, there is no claim by IChance pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

         SECTION 4.19. ENVIRONMENTAL MATTERS. IChance has obtained and maintained in effect all licenses, permits and other authorizations required under all applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and is in compliance with all Environmental Laws and with all such licenses, permits and authorizations except where the failure to comply would not have a IChance Material Adverse Effect. IChance has not performed or suffered any act which could give rise to, or has otherwise incurred liability to any person (governmental or not) under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. S 9601 et seq. or any other Environmental Laws, nor has Company received notice of any such liability or any claim therefor or submitted notice pursuant to Section 103 of such Act to any governmental agency with respect to any of its respective assets.

         SECTION 4.20.   LABOR MATTERS.

                  (a) Except as set forth in Schedule 4.20: (i) IChance is not a party to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission; (ii) IChance is not a party to any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); (iii) IChance is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by IChance nor does IChance know of any activities or proceedings of any labor union to organize any such employees. IChance has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder.

                  (b) Except as set forth in Schedule 4.20: (i) IChance is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment; (ii) there is no unfair labor practice charge or complaint pending before the National Labor Relations Board ("NLRB"); (iii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to IChance's best knowledge, threatened against or affecting IChance, and IChance has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or written respect to employees of IChance since June 30, 2002; (iv) there is no representation claim or petition pending before the NLRB and no question concerning representation exists relating to the employees of IChance; (v) there are no charges with respect to or relating to IChance pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; (vi) IChance has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of IChance and no such investigation is in progress.

         SECTION 4.21. INVESTMENT INTENT. The Shares will be acquired hereunder solely for the account of IChance, for investment, and not with a view to the resale or distribution thereof.

         SECTION 4.22. SEC FILINGS. IChance has heretofore delivered to the Angelciti copies of IChance's Annual Report on Form 10-KSB for the year ended December 31, 2001 and the Form 10-QSB for the period ended June 30, 2002. As of the respective dates, such reports compiled in all material respects with all applicable requirements of the Exchange Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. IChance has filed, timely, all periodic and other reports, schedules, forms, exhibits, statements and other documents required to be filed by it with the SEC under the Exchange Act. iChance is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the 1934 Act. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act and the Common Stock is listed and trades on the Over-The-Counter Bulletin Board. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been publicly disclosed by iChance that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on earnings, business affairs, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

         SECTION 4.23. DISCLOSURE. This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of IChance in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

         SECTION 4.24. SURVIVAL. Each of the representations and warranties set forth in this Article IV shall be deemed represented and made by IChance at the Closing as if made at such time and shall survive the Closing for a period terminating on the fourth anniversary.

                                    ARTICLE V

                                    COVENANTS

         SECTION 5.1.   CERTAIN CHANGES AND CONDUCT OF BUSINESS.

                  (a) From and after the date of this Agreement and until the Closing Date, IChance shall conduct, its business solely in the ordinary course consistent with past practices and, in a manner consistent with all representations or warranties of IChance, and without the prior written consent of Angelciti and Worldwide Management, IChance will not, except as required or permitted pursuant to the terms hereof:

                           (i) make any material change in the conduct of its
businesses and operations enter into any transaction other than in the ordinary course of business consistent with past practices;

                           (ii) make any change in its Articles of Incorporation
or By-laws; issue any additional shares of capital stock or equity securities or grant any option, warrant or right to acquire any capital stock or equity securities or issue any security convertible into or exchangeable for its capital stock or alter in any material term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

                           (iii) (A) incur, assume or guarantee any indebtedness
for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof, except pursuant to transactions in the ordinary course of business consistent with past practices, or (B) issue any securities convertible or exchangeable for debt securities of IChance;

                           (iv) make any sale, assignment, transfer, abandonment
or other conveyance of any of its assets or any part thereof;

                           (v) subject any of its assets, or any part thereof,
to any Lien or suffer such to be imposed other than such Liens as may arise in the ordinary course of business consistent with past practices by operation of law which will not have a material adverse effect on IChance;

                           (vi) acquire any assets, raw materials or properties,
or enter into any other transaction, other than in the ordinary course of business consistent with past practices;

                           (vii) enter into any new (or amend any existing)
employee benefit plan, program or arrangement or any new (or amend any existing) employment, severance or consulting agreement, grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or grant any increase in the compensation payable or to become payable to any employee, except in accordance with pre-existing contractual provisions or consistent with past practices;

                           (viii) make or commit to make any material capital
expenditure;

                           (ix) pay, loan or advance any amount to, or sell,
transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its affiliates;

                           (x) guarantee any indebtedness for borrowed money or
any other obligation of any other person;

                           (xi) fail to keep in full force and effect insurance
comparable in amount and scope to coverage maintained by it (or on behalf of it) on the date hereof;

                           (xii) take any other action that would cause any of
the representations and warranties made by it in this Agreement not to remain true and correct in all material;

                           (xiii) make any loan, advance or capital contribution
to or investment in any person;

                           (xiv) make any change in any method of accounting or
accounting principle, method, estimate or practice;
                           (xv) settle, release or forgive any claim or
litigation or waive any right;

                           (xvi) commit itself to do any of the foregoing.

                           (xvii) continue to maintain, in all material
respects, its properties in accordance with present practices in a condition suitable for its current use;

                           (xviii) file, when due or required, federal, state,
foreign and other tax returns and other reports required to be filed and pay when due all taxes, assessments, fees and other charges lawfully levied or assessed against it, unless the validity thereof is contested in good faith and by appropriate proceedings diligently conducted;

                           (xix) continue to conduct its business in the
ordinary course consistent with past practices;

                           (xx) keep its books of account, records and files in
the ordinary course and in accordance with existing practices; and

                           (xxi) continue to maintain existing business
relationships with suppliers.

         SECTION 5.2. ACCESS TO PROPERTIES AND RECORDS. Worldwide Management shall afford IChance, and IChance shall afford to Worldwide Management's accountants, counsel and representatives full access during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement) to all of such parties properties, books, contracts, commitments and records and, during such period, shall furnish promptly to the requesting party all other information concerning the other party's business, properties and personnel as the requesting party may reasonably request, provided that no investigation or receipt of information pursuant to this Section 5.2 shall affect any representation or warranty of or the conditions to the obligations of any party.

         SECTION 5.3. NEGOTIATIONS. From and after the date hereof until the earlier of the Closing or the termination of this Agreement, no party to this Agreement nor its officers or directors (subject to such director's fiduciary duties) nor anyone acting on behalf of party or persons shall, directly or indirectly, encourage, solicit, engage in discussions or negotiations with, or provide any information to, any person, firm, or other entity or group concerning any merger, sale of substantial assets, purchase or sale of shares of common stock or similar transaction involving any party thereof except as permitted by Section 5.1(a)(iv). A party shall promptly communicate to any other party any inquiries or communications concerning any such transaction which they may receive or of which they may become aware of.

         SECTION 5.4. CONSENTS AND APPROVALS. The parties, (i) shall use their reasonable commercial efforts to obtain all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other persons, firms or corporations required in connection with the execution, delivery and performance by them of this Agreement, and (ii) shall diligently assist and cooperate with each party in preparing and filing all documents required to be submitted by a party to any governmental or regulatory authority, domestic or foreign, in connection with such transactions and in obtaining any governmental consents, waivers, authorizations or approvals which may be required to be obtained connection with such transactions .

         SECTION 5.5. PUBLIC ANNOUNCEMENT. Unless otherwise required by applicable law, the parties hereto shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation.

         SECTION 5.6. RESIGNATIONS OF ICHANCE'S OFFICERS AND DIRECTORS. On the date of this Agreement, IChance shall receive the resignations of all officers and directors of IChance and IChance shall have caused such persons as directed by Angelciti to be appointed to IChance as officers and directors of IChance.

         SECTION 5.7. BALANCE SHEET. IChance and Worldwide Management shall deliver to each other prior to Closing, a balance sheet dated as of September 30, 2002.

         SECTION 5.8. WORLDWIDE MANAGEMENT ISSUANCE. From and after the date of this Agreement until the Closing Date, Worldwide Management shall not issue any additional shares of its capital stock.

                                   ARTICLE VI

                      CONDITIONS TO OBLIGATIONS OF ICHANCE

         The obligations of IChance to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by IChance in its sole discretion:

         SECTION 6.1. REPRESENTATIONS AND WARRANTIES OF WORLDWIDE MANAGEMENT. All representations and warranties made by Worldwide Management in this Agreement shall be true and correct on and as of the Closing Date as if again made by Worldwide Management on and as of such date.

         SECTION 6.2. AGREEMENTS AND COVENANTS. Each of Worldwide Management and Angelciti shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by any of them on or prior to the Closing Date.

         SECTION 6.3. CONSENTS AND APPROVALS. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date.

         SECTION 6.4. NO VIOLATION OF ORDERS. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of Worldwide Management shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been.instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

         SECTION 6.5. OTHER CLOSING DOCUMENTS. IChance shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of Worldwide Management or in furtherance of the transactions contemplated by this Agreement as IChance or its counsel may reasonably request.

                                   ARTICLE VII

         CONDITIONS TO OBLIGATIONS OF WORLDWIDE MANAGEMENT AND ANGELCITI

         The obligations of Worldwide Management and Angelciti to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Worldwide Management and Angelciti in their sole discretion, as the case may be.

         SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF ICHANCE. All representations and warranties made by IChance in this Agreement shall be true and correct on and as of the Closing Date as if again made by IChance on and as of such date.

         SECTION 7.2. AGREEMENTS AND COVENANTS. IChance shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         SECTION 7.3. CONSENTS AND APPROVALS. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date, including but not limited to the approval of the Board of Directors of Angelciti and Worldwide Management, and the majority shareholders of Angelciti. In connection with obtaining a majority shareholder approval and under the rules and regulations of the Exchange Act, Angelciti will file a Schedule 14C with the SEC and the shareholder approval will be effective 21 days following the day the definitive Schedule 14C is filed with the SEC.

         SECTION 7.4. NO VIOLATION OF ORDERS. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of IChance and its subsidiaries, taken as a whole, shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

         SECTION 7.5. OTHER CLOSING DOCUMENTS. Worldwide Management shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of IChance or in furtherance of the transactions contemplated by this Agreement as Worldwide Management or its counsel may reasonably request.

         SECTION 7.6. RESIGNATION. The resignation of all the officers and directors of IChance have been received and Angelciti nominees have been appointed as officers and directors.

         SECTION 7.7. CORPORATE MATTERS. IChance shall have caused to occur the transactions and matters set forth in Sections 5.7, 5.8 and 5.9 all in form and substance reasonably satisfactory to Angelciti and Worldwide Management.

                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT

         SECTION 8.1. METHODS OF TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the
Closing:

                  (a) By the mutual written consent of Angelciti, Worldwide Management and IChance;

                  (b) By IChance, upon a material breach of any representation, warranty, covenant or agreement on the part of Worldwide Management and Angelciti set forth in this Agreement, or if any representation or warranty of Worldwide Management or Angelciti shall become untrue, in either case such that any of the conditions set forth in Article VI hereof would not be satisfied (a "Worldwide Management Breach"), and such breach shall, if capable of cure, have not been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

                  (c) By Angelciti and Worldwide Management, upon a material breach of any representation, warranty, covenant or agreement on the part of IChance set forth in this Agreement, or, if any representation or warranty of IChance shall become untrue, in either case such that any of the conditions set forth in Article VII hereof would not be satisfied (a "IChance Breach"), and such breach shall, if capable of cure, not have been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

                  (d) By either Angelciti and Worldwide Management or IChance, if the Closing shall not have consummated before ninety (90) days after the date hereof; provided, however, that this Agreement may be extended by written notice of either Angelciti or IChance, if the Closing shall not have been consummated as a result of IChance, Angelciti or Worldwide Management having failed to receive all required regulatory approvals or consents with respect to this transaction or as the result of the entering of an order as described in this Agreement; and further provided, however, that the right to terminate this Agreement under this Section 8.1(d) shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before this date.

                  (e) By either Angelciti and Worldwide Management or IChance if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use its best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement.

         SECTION 8.2. PROCEDURE UPON TERMINATION. In the event of termination and abandonment of this Agreement by Worldwide Management, Angelciti or IChance pursuant to Section 8.1, written notice thereof shall forthwith be given to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement except as provided in Sections 10.1, 10.4 and 10.5 hereof; provided, however, that no termination of this Agreement pursuant to this Article VIII shall relieve any party of liability for a breach of any provision of this Agreement occurring before such termination.

                                   ARTICLE IX

                             POST-CLOSING AGREEMENTS

         SECTION 9.1. CONSISTENCY IN REPORTING. Each party hereto agrees that:
(i) the transaction is intended to qualify as a tax-free transaction under the Code; (ii) the transaction shall be reported for Federal income tax purposes as a tax-free transaction; (iii) for purposes of all financial statements, tax returns and reports, and communications with third parties, the transactions contemplated in this agreement and ancillary or collateral transactions will be treated as a tax-free transaction; and (iv) if the characterization of any transaction contemplated in this agreement or any ancillary or collateral transaction is challenged, each party hereto will testify, affirm and ratify that the characterization contemplated in such agreement was with the characterization intended by the party; provided, however, that nothing herein shall be construed as giving rise to any obligation if the reporting position is determined to be incorrect by final decision of a court of competent jurisdiction.

         SECTION 9.2. INDEMNITY. IChance shall honor the terms and conditions of the indemnification agreements listed on Schedule 4.16 as in effect on the date of Closing.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1. SURVIVAL OF PROVISIONS. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the-consummation of the transactions contemplated by this Agreement, subject to Sections 2.22, 4.24 and 9.2. In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closing Date.

         SECTION 10.2. PUBLICITY. Neither party shall cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other party, unless a press release or announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the nondisclosing party prior notice and an opportunity to comment on the proposed disclosure.

         SECTION 10.3. SUCCESSORS AND ASSIGNS; NO THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party.

         SECTION 10.4. INVESTMENT BANKERS, FINANCIAL ADVISORS, BROKERS AND FINDERS.

                  (a) Angelciti and Worldwide Management represent and warrant to IChance that, except for Paul Raddeker, they have not employed the services of a broker or finder in connection with this Agreement or any of the transactions contemplated hereby. AngelCiti will be responsible for compensating Mr. Raddeker in connection with this transaction.

                  (b) IChance represents and warrants to Angelciti and Worldwide Management that it has not employed the services of an investment banker, financial advisor, broker or finder in connection with this Agreement or any of the transactions contemplated hereby.

         SECTION 10.5. FEES AND EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

         SECTION 10.6. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

                   (a)      If to IChance, to:

                           14354 N. Frank Lloyd Wright Blvd.
                           Suite 4
                           Scottsdale, Arizona 85260
                           Attention: Georgios Polyhronopoulos

                           with a copy to:

                           Law Offices of Patrick M. Passenheim
                           Koll Center
                           501 West Broadway
                           Suite 500
                           San Diego, CA 92101
                           Attn:    Patrick M. Passenheim, Esq.

                  (b)      If to Worldwide Management, to:

                           Oficentro La Sabana
                           Edificio #1, Piso #3
                           San Jose, Costa Rica
                           Attention:  Gary Contreras

                  (c)      If to Angelciti, to:

                           9000 Sheridan Street
                           Suite 9
                           Pembroke Pines, FL 33024
                           Attention: Larry Hartman
                           with a copy to:

                           Katz, Barron, Squitero & Faust, P.A.
                           100 N.E. Third Avenue
                           Suite 280
                           Fort Lauderdale, Florida 33301
                           Attention: Roxanne K. Beilly, Esq.


or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this
Section 10.6 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 11.6.

         SECTION 10.7. ENTIRE AGREEMENT. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

         SECTION 10.8. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

         SECTION 10.9. TITLES AND HEADINGS. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

         SECTION 10.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

         SECTION 10.11. CONVENIENCE OF FORUM; CONSENT TO JURISDICTION. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of Florida located in Broward County, and/or the United States District Court for the Southern District of Florida, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 10.6.

         SECTION 10.12. ENFORCEMENT OF THE AGREEMENT. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

         SECTION 10.13. GOVERNING LAW. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Nevada without giving effect to the choice-of-law provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     ICHANCE INTERNATIONAL, INC.


                                     s/  Georgios Polyhronopoulos
                                    ------------------------------
                                         Georgios Polyhronopoulos

                                    WORLDWIDE MANAGEMENT, SA

                                    s/  Gary Contreras
                                    ------------------
                                        Gary Contreras

                                    ANGELCITI ENTERTAINMENT, INC.

                                    s/  Lawrence Hartman
                                    --------------------
                                        Lawrence Hartman

                                    SCHEDULES


Schedule 2.6 - None
Schedule 2.10 -
Accounts Payable - TNT                                              $1,967.10
Accounts Payable - Montana Overseas                                $15,000.00
Accounts Payable - Lt Baroda                                      $148,957.79
Accounts Payable - Angelciti                                      $120,728.76
Schedule 2.12 - None
Schedule 2.13- None
Schedule 2.15 - None
Schedule 2.16 -
1.       Software Licensing Agreement with Montana Overseas
2.       Various Payment Processing Agreements
Schedule 2.17 - None
Schedule 2.18 - None
Schedule 2.20 - None

Schedule 4.3 - None
Schedule 4.6 - None
Schedule 4.8 - None
Schedule 4.10 - None
Schedule 4.12 - None
Schedule 4.13 - None
Schedule 4.16 - Agreement with Futurebet.com for the use of Gaming Software
Schedule 4.17 - None
Schedule 4.18 - None
Schedule 4.20 - None

                                    Exhibit B
                           RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

 NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)

 NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

         1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

         2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

 NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

         1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                  (a) Consummation of a plan of merger to which the domestic corporation is a party:

                      (1) If approval by the stockholders is required for the
                          merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

                      (2) If the domestic corporation is a subsidiary and is
                          merged with its parent under NRS 92A.180.

                  (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

                  (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

         2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

(Added to NRS by 1995, 2087).

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

         1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:


                  (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

                  (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                      (1) Cash, owner's interests or owner's interests and cash
                          in lieu of fractional owner's interests of: (I) The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

                      (2) A combination of cash and owner's interests of the
                          kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).


         2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder

         1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

         2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

                  (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                  (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

(Added to NRS by 1995, 2089).

NRS 92A.410 Notification of stockholders regarding right of dissent.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

         2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730)


NRS 92A.420 Prerequisites to demand for payment for shares.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                  (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                  (b) Must not vote his shares in favor of the proposed action.

         2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2089; 1999, 1631).

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

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         1.       If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

         2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

                  (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

                  (b) Inform the holders of shares not represented by
                      certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                  (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                  (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                  (e) Be accompanied by a copy of NRS 92A.300 to 92A.500,
                      inclusive.

(Added to NRS by 1995, 2089.)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

         1.       A stockholder to whom a dissenter's notice is sent must:

                  (a) Demand payment;

                  (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification;

                  (c) Deposit his certificates, if any, in accordance with the terms of the notice.

         2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action

         3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730)

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NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

         1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

         2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

(Added to NRS by 1995, 2090).

NRS 92A.460 Payment for shares: General requirements.

         1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                  (a) Of the county where the corporation's registered office is located; or

                  (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

         2.       The payment must be accompanied by:

                  (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                  (b) A statement of the subject corporation's estimate of the fair value of the shares;



                  (c) An explanation of how the interest was calculated;

                  (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

                  (e) A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

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         1.       A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

         2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

         1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

         2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

         1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

         3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

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         4.       The jurisdiction of the court in which the proceeding is
                  commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                  (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                  (b) For the fair value, plus accrued interest, of his
                      after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470

(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

         1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

         2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                  (a) Against the subject corporation and in favor of all
                      dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                  (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

         3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

         4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

         5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

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(Added to NRS by 1995, 2092)

                                    EXHIBIT C
                           Form of Demand for Payment

Notice of the Angelciti Entertainment, Inc. (the "Company") Share Exchange Agreement with IChance International, Inc. was mailed to the shareholders of the Company on or about November __, 2002.

The undersigned shareholder of Angelciti Entertainment, Inc. does hereby certify that he was a beneficial shareholder of the Company's common stock prior to November ___, 2002 and makes a demand for payment under Nevada Revised Statute 92A.440.

DEADLINE FOR MAKING THE DEMAND:

The Demand for Payment must be received by the Company by __________ (not be less than 30 nor more than 60 days after the date the notice is delivered).

MAILING ADDRESS FOR DEMAND:

                          AngelCiti Entertainment, Inc.
                         Attn: Larry Hartman, President,
                          9000 Sheridan Street, Suite 9
                            Pembroke Pines, FL 33024

DOCUMENTS NEEDED TO MAKE DEMAND:

The shareholder making a demand must deliver this form of Demand for Payment executed by the shareholder and original copies of stock certificates to the mailing address listed above. Shareholders who have lost their stock certificates may contact Larry Hartman 1-800-230-2249 for further instructions.

Number of shares of common stock owned by the shareholder:______________________ Number of shares for which demand of payment is made:___________________________ Stock certificate numbers enclosed with this form of Demand for Payment:___________

                                            Name of Beneficial Holder of Stock


                                            ---------------------------------
                                            (Please Print)


                                            ----------------------------------
                                            (Signature)


                                            ----------------------------------
                                            Address and phone number

                                       C-1